UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Corgenix Medical Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

OF CORGENIX MEDICAL CORPORATION

To be held January 17, 2012

TO THE SHAREHOLDERS OF

CORGENIX MEDICAL CORPORATION:

Notice is hereby given that an annual meeting (the “Annual Meeting”) of shareholders of Corgenix Medical Corporation (“Corgenix” or the “Company”) will be held at our corporate offices located at 11575 Main Street, Suite 400, Broomfield, Colorado, 80020, on Tuesday, January 17, 2012 at 9:00 a.m. Mountain Time for the following purposes:

1.             To elect seven (7) directors to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified;

2.             To ratify the appointment of Hein & Associates LLP, as our independent public accountants for the fiscal year ending June 30, 2012;

3.             To approve the Corgenix Medical Corporation 2011 Incentive Compensation Plan;

4.             To approve the Corgenix Medical Corporation Third Amended and Restated Employee Stock Purchase Plan; and

5.             To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors of the Company (the “Board of Directors” or the “Board”) has fixed the close of business on December 1, 2011 as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.  Only holders of common stock of record at the close of business on December 1, 2011 will be entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD.  YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.  IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

CORGENIX MEDICAL CORPORATION

11575 Main Street, Suite 400

Broomfield, CO 80020

(303) 457-4345

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD January 17, 2012

GENERAL INFORMATION

This Proxy Statement is furnished to you as a holder of outstanding shares of Corgenix Medical Corporation common stock, par value $.001 per share, in connection with the solicitation of proxies by the Board of Directors of Corgenix Medical Corporation, for use at the Annual Meeting of shareholders to be held at our corporate offices located at 11575 Main Street, Suite 400, Broomfield, Colorado, USA, 80020, on Tuesday, January 17, 2012 at 9:00 a.m. Mountain Time.  Accompanying this Proxy Statement is the Board of Directors’ Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.  Our Annual Report on Form 10-K for the year ended June 30, 2011 also accompanies this Proxy Statement, but does not constitute part of these proxy soliciting materials.  We anticipate that this Proxy Statement and the accompanying proxy will be mailed to our shareholders on or about December 7, 2011.

All Proxies that are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed.  You may revoke a Proxy given to us at any time before it is voted either by filing a written notice of revocation or a duly executed proxy bearing a later date with the Secretary of Corgenix at our executive offices, or by attending the Annual Meeting and expressing a desire to vote your shares in person.

The close of business on December 1, 2011 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments of the Annual Meeting.  As of the record date, we had outstanding 45,105,160 shares of common stock, par value $.001 per share, the only outstanding voting security of Corgenix, and approximately 83 shareholders of record.  A shareholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.

If a shareholder abstains from voting on any matter, we intend to count the abstention as present for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business.  Additionally, we intend to count broker “non-votes” as present for purposes of determining the presence or absence of a quorum for the transaction of business.  A broker non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Abstentions will be treated as a vote against that proposal, but broker non-votes will not be tabulated for purposes of determining whether a proposal has been approved.  Except in the case of broker non-votes, if a proxy is submitted without designating “FOR,” “AGAINST,” or “ABSTAIN” for any proposal, the shares of common stock represented by such proxy will be voted FOR such proposal.

At the Annual Meeting, the shareholders will consider and vote upon the following proposals:

•      Election of Seven Directors: Directors are elected by a plurality of the votes of the shares of common stock entitled to vote on the election and present, in person or by properly executed proxy, at the Annual Meeting.

•      Ratification of the appointment of Hein & Associates LLP as our independent public accountants for the fiscal year ending June 30, 2012:  To be approved, this matter must receive the affirmative vote of a majority of the shares entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting.

•      Approval of our 2011 Incentive Compensation Plan:  To be approved, this matter must receive the affirmative vote of a majority of the shares entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting.

•      Approval of our Third Amended and Restated Employee Stock Purchase Plan:  To be approved this matter must receive the affirmative vote of a majority of the shares entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting.

By order of the Board of Directors

CORGENIX MEDICAL CORPORATION

Douglass T. Simpson,
President and Chief Executive Officer
December 7, 2011

YOU MAY RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT.  CORGENIX HAS NOT AUTHORIZED ANYONE TO PROVIDE INFORMATION DIFFERENT FROM THAT CONTAINED IN THIS PROXY STATEMENT.  THE DELIVERY OF THIS PROXY STATEMENT DOES NOT MEAN THAT INFORMATION CONTAINED IN THIS PROXY STATEMENT IS CORRECT AFTER THE DATE OF THIS PROXY STATEMENT.  THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK IN ANY CIRCUMSTANCES UNDER WHICH THE OFFER OR SOLICITATION IS UNLAWFUL.

QUESTIONS AND ANSWERS

1.             Q:           What may I vote on?

A:            You may vote on each of the following proposals:

1.             ELECTION OF DIRECTORS

There are seven nominees for election this year. If any director is unable to stand for re-election, the Board may reduce its size or designate a substitute.  If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

Your Board unanimously recommends a vote FOR each of these nominees.

2.             RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors recommended and the Board of Directors has selected, subject to ratification by a majority vote of the shareholders in person or by proxy at the Annual Meeting, the firm of Hein & Associates LLP to continue as our independent public accountant for the current fiscal year ending June 30, 2012.

Your Board unanimously recommends that shareholders vote FOR ratifying the appointment of Hein & Associates LLP as the Company’s independent auditors.

3.             APPROVAL OF OUR 2011 INCENTIVE COMPENSATION PLAN

The Board of Directors has approved and is presenting the 2011 Incentive Compensation Plan (the “2011 Incentive Plan”) to the shareholders for approval.

Your Board unanimously recommends that shareholders vote FOR approval of the 2011 Incentive Plan.

4.             APPROVAL OF THE THIRD AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors has approved and is presenting the Third Amended and Restated Employee Stock Purchase Plan (the “ESPP”) to the shareholders for approval.

Your Board unanimously recommends that shareholders vote FOR approval of the ESPP.

2.             Q:           Who is entitled to vote?

A:            Shareholders as of the close of business on December 1, 2011 are entitled to vote at the Annual Meeting.

3.             Q:           How do I vote?

A:            You may vote either in person or by proxy.  If you choose to vote by proxy, sign and date the proxy card you receive and return it in the prepaid envelope.  If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR each nominee and FOR Proposals 2, 3 and 4.  You have the right to revoke your proxy at any time before the meeting by:

(a)                                  filing a written notice of revocation with the Corporate Secretary;

(b)                                 voting in person; or

(c)                                  returning a later-dated proxy card.

4.                                      Q:                                  How does discretionary authority apply?

A:                                   If you sign your proxy card, but do not make any selections, you give authority to Douglass T. Simpson, President and Chief Executive Officer, to vote on the proposals and any other matter that may arise at the meeting.

5.                                      Q:                                  Is my vote confidential?

A:                                   Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to the Company’s transfer agent, Computershare Investor Services, and handled in a manner that protects your voting privacy.  Your vote will not be disclosed except to permit Computershare Investor Services to tabulate and certify the vote, and except as required by law.

6.                                      Q:                                  What does it mean if I get more than one proxy card?

A:                                   If your shares are registered differently and are in more than one account, you will receive more than one proxy card.  Sign and return all proxy cards to ensure that all of your shares are voted.  We encourage you to have all accounts registered in the same name and address (whenever possible).  You can accomplish this by contacting our transfer agent, Computershare Investor Services, at (303) 262-0600.

7.                                      Q:                                  How many shares can vote?

A:                                   As of the close of business on the record date, December 1, 2011, 45,105,160 shares of common stock were issued and outstanding.  Every holder of common stock as of the close of business on December 1, 2011, the record date, is entitled to one vote for each share held.

8.                                      Q:                                  What is a “quorum?”

A:            The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, whether in person or by proxy, constitutes a “quorum” at the Annual Meeting.  There must be a quorum for the meeting to be held.

9.                                      Q:                                  Who can attend the Annual Meeting?

A:                                   All shareholders that held shares of Corgenix on December 1, 2011 can attend.

10.                               Q:                                  How will voting on any other business be conducted?

A:                                   Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to Douglass T. Simpson, President and Chief Executive Officer, to vote on such matters at his discretion.

11.                               Q:                                  Can a shareholder nominate someone to be a director of Corgenix?

A:                                   As a shareholder, you may recommend any person as a nominee for director of Corgenix by writing to the Chairman of the Nominating Committee of the Board of Directors, c/o Corgenix Medical Corporation, 11575 Main Street, Suite 400, Broomfield, Colorado 80020.

We must receive any recommendations by August 9, 2012 for the next annual meeting scheduled to be held on Tuesday, December 18, 2012 and said recommendations should include:

•                                          the name, residence and business address of the nominating shareholder and the shareholder’s nominee;

•                                          a representation that the nominating shareholder is a record holder of Corgenix stock or holds Corgenix stock through a broker and the number and class of shares held;

•                                          a representation that the nominating shareholder intends to appear in person or by proxy at the meeting of the shareholders to nominate the individual(s) if the nominations are to be made at a shareholder meeting;

•                                          information regarding each nominee that would be required to be included in a Proxy Statement, including the nominee’s principal occupation or employment, the class and number of shares beneficially owned by the nominee;

•                                          a description of any material interest of the shareholder in the nomination;

•                                          a description of any arrangement or understanding between and among the nominating shareholder and each and every nominee; and

•                                          the written consent of each nominee to serve as a director, if elected.

12.                               Q:                                  Who is soliciting proxies?

A.                                   The enclosed proxy is being solicited by the Board of Directors of Corgenix on behalf of Corgenix.  The cost of the solicitation shall be borne by Corgenix. It is anticipated that solicitations of proxies for the meeting will be made only by use of the mails; however, we may use the services of our directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of our shares held of record by such persons, and we will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in the performance of that task.

13.                               Q:                                  How much did this proxy solicitation cost?

A:                                   The total cost is estimated to be $15,000, which includes estimated out-of-pocket expenses.

GENERAL INFORMATION

Corgenix Medical Corporation, a Nevada corporation, is a diagnostic biotechnology company whose principal focus has been the discovery and development of diagnostic markers for the detection and management of important immunological disorders.  Until May 22, 1998, our business was conducted by and under the name of REAADS Medical Products, Inc., a Delaware corporation (“REAADS”).  On May 22, 1998, REAADS became a subsidiary of Corgenix, and its name was changed to Corgenix, Inc. when its wholly owned subsidiary merged with and into REAADS.

Our principal offices are located at 11575 Main Street, Suite 400, Broomfield, Colorado 80020, and our telephone number is (303) 457-4345.

AVAILABLE INFORMATION

We file reports, proxy materials and other information with the Securities and Exchange Commission (the “Commission”).  These reports, proxy materials and other information concerning Corgenix can be inspected and copied at the Public Reference Section maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549.  Copies can be obtained by mail from the Commission at prescribed rates from the Public Reference Section of the Commission at its principal office in Washington D.C.  The Commission also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants (including Corgenix) that file electronically with the Commission.

Important Notice Regarding the Availability of Proxy Material for the Shareholder Meeting to Be Held on January 17, 2012.  The Proxy Statement for the Corgenix Medical Corporation 2012 Annual Meeting of Shareholders and Annual Report on Form 10-K for the year ended June 30, 2011 are available at www.edocumentview.com/CONX.

PROPOSAL 1

ELECTION OF DIRECTORS

Introduction

The Board of Directors currently consists of seven members, each with a term expiring at the Annual Meeting.  The Nominating Committee of the Board has recommended, and the Board has nominated, the seven incumbent directors for election at the Annual Meeting to serve as directors until the next annual meeting of the shareholders or until their successors have been elected and qualified.  Information about each nominee is given below.

In addition to the information provided in the biographies below, each director was selected to join our Board of Directors based upon their character and integrity; their considerable business and governance experience; their proven leadership skills; and their willingness and ability to serve and commit the time necessary to perform the duties of a director.  No factor was by itself controlling.

Nominees

LUIS R. LOPEZ, M.D.

Age:  63

Director since June 1990

Luis R. Lopez, M.D., served as the Chief Executive Officer and Chairman of the Board of Directors of Corgenix from May 1998 until April 2006 when his title was changed to Chairman of the Board of Directors and Chief Medical Officer. In July 2009, Dr. Lopez stepped down from his role as Chairman, a role that he filled since June 1990, which was the inception date of the predecessor corporation, REAADS Medical Products, Inc.. From 1987 to 1990, Dr. Lopez was Vice President of Clinical Affairs at BioStar Medical Products, Inc., a Boulder, Colorado diagnostic firm. From 1986 to 1987 he served as Research Associate with the Rheumatology Division of the University of Colorado Health Sciences Center, Denver, Colorado. From 1980 to 1986 he was Professor of Immunology at Cayetano Heredia University School of Medicine in Lima, Peru, during which time he also maintained a medical practice with the Allergy and Clinical Immunology group at Clinica Ricardo Palma in Lima. From 1978 to 1980 Dr. Lopez held a fellowship in Clinical Immunology at the University of Colorado Health Sciences Center. He received his M.D. degree in 1974 from Cayetano Heredia University School of Medicine in Lima, Peru. He is a clinical member of the American College of Rheumatology, and a corresponding member of the American Academy of Allergy, Asthma and Immunology. Dr. Lopez is licensed to practice medicine in Colorado, and is widely published in the areas of immunology and autoimmune disease.

DOUGLASS T. SIMPSON

Age:  63

Director since May 1998

Douglass T. Simpson has been the President of Corgenix since May 1998 and was elected a director in May 1998. Mr. Simpson joined Corgenix’s operating subsidiary as Vice President of Business Development in 1992, was promoted to Vice President, General Manager in 1995, to Executive Vice President in 1996, to President in February 1998 and then to Chief Executive Officer in April 2006. Prior to joining Corgenix’s operating subsidiary, he was a Managing Partner at Venture Marketing Group in Austin, Texas, a health care and biotechnology marketing firm, and in that capacity, served as a consultant to REAADS from 1990 until 1992. From 1984 to 1990 Mr. Simpson was employed by Kallestad Diagnostics, Inc. (now part of BioRad Laboratories, Inc.), one of the largest diagnostic companies in the world, where he served as Vice President of Marketing, in charge of all marketing and business development. Mr. Simpson holds B.S. and M.S. degrees in Biology and Chemistry from Lamar University in Beaumont, Texas.

ROBERT TUTAG

Age: 70

Director since September 2005

Robert Tutag was appointed to the Company’s Board of Directors in September 2005. Mr. Tutag is currently and since 1990, has been President of Unisource, Inc., a privately held Boulder, Colorado company which identifies and develops niche pharmaceutical products for generic and brand name pharmaceutical companies. From 1964 through 1982, Mr. Tutag was President and Chief Operating Officer of Tutag Corporation. In that capacity, he developed and managed operations of Cord Laboratories, one of the original generic pharmaceutical manufacturing companies, in addition to founding and overseeing Geneva Generics, a generic sales and distribution company, which developed into one of the country’s premier companies in its industry. Both Cord Laboratories and Geneva Generics were acquired by Ciba-Geigy Corporation. During that time period, Mr. Tutag also served as a Director of Geneva Generics and as Vice President of Sales and a Director of Tutag Pharmaceuticals, a branded distribution company. From 1983 through 1989, Mr. Tutag was President and Chief Executive Officer of NBR Financial, Inc., a multi-bank holding company in Boulder, Colorado. Since 1977 until the present, Mr. Tutag has also been editor of GMP Trends, Inc., Boulder, Colorado, an informational newsletter that reviews FDA and GMP inspection reports (483’s) for the pharmaceutical and medical device industries. Mr. Tutag also served as interim president from 1999-2000 and was a director from 1997-2001 of the Bank of Cherry Creek in Boulder, Colorado. He received a BBA and an MBA from the University of Michigan.

DENNIS WALCZEWSKI

Age: 63

Director since January 2006

Dennis Walczewski was appointed to the Company’s Board of Directors in January, 2006. Mr. Walczewski’s background consists of over 30 years experience in the Diagnostic and Biotechnology industries. Mr. Walczewski has held either management or executive positions in Promega, T-Cell Diagnostics, Endogen and Boehringer Manheim (now Roche). He has been employed by MBL International, or MBLI, for the previous nine years and now is their Chief Executive Officer. Mr. Walczewski holds a B.S. in Chemistry from Suffolk University and an MBA from Indiana Wesleyan University. Per our arrangement with MBL, Mr. Walczewski is not compensated in cash by Corgenix for board meetings attended, but does however, receive stock options in parallel with the independent members of our Board of Directors.

STEPHEN P. GOUZE

Age: 60

Director since February 2008

Stephen P. Gouze was appointed to the Company’s Board of Directors in February, 2008, and in July 2009, was elected Chairman of the Board.  Mr. Gouze was selected as Chairman of the Board due to his extensive senior executive experience in our industry segment.  From 1998 through 2008, Mr. Gouze was President of DiaSorin, Inc., the U.S. subsidiary of a $250 million international diagnostic company, DiaSorin, S.p.A., a company focusing on hepatitis, endocrinology and instrumentation. From 1997 to 1998, Mr. Gouze was Vice President, Sales and Marketing of IncSTAR Corporation, the predecessor company of DiaSorin. From 1994 to 1997, Mr. Gouze was Vice President, Sales and Marketing for

PathCor, Inc. (Medical Arts Laboratory), an Oklahoma City clinical testing laboratory. From 1989 to 1994, Mr. Gouze was the Director of Marketing of Sanofi Diagnostics Pasteur, a major international diagnostic company focusing on blood viruses, autoimmunity and allergies, and from 1987 to 1989, he was the Marketing Manager of Kallestad Diagnostics, Inc. (now part of BioRad Laboratories, Inc.), a predecessor division of Sanofi Diagnostics Pasteur. Mr. Gouze received a B.S. in Medical Technology from the University of Wisconsin.

DAVID LUDVIGSON

Age: 61

Director since July 2010

David Ludvigson was appointed to the Company’s Board of Directors in July 2010. Mr. Ludvigson is currently President of Knight-Ludvigson Advisors, a business consultancy firm in addition to being a Director of China Stem Cells since June of 2010. From 2003 until 2009, Mr. Ludvigson was an executive with Nanogen, Inc., a molecular and point of care diagnostics company (“Nanogen”). Mr. Ludvigson joined Nanogen full-time as Executive Vice President, Chief Financial Officer and Treasurer and was appointed to the position of President and Chief Operating Officer in June, 2004. Mr. Ludvigson was a director of Nanogen from 1996 until June 2003. Prior to joining Nanogen, he was President and Chief Executive Officer of Black Pearl, Inc. (“Black Pearl”), an event-based business intelligence software company, from November 2001 until January, 2003. Prior to Black Pearl, from August 2000 to January 2001, Mr. Ludvigson was President of InterTrust Technologies, a digital rights management software company. Prior to joining InterTrust Technologies, Mr. Ludvigson was a Senior Vice President and Chief Operating Officer of Matrix Pharmaceuticals, Inc. (“Matrix”) from October 1999 to August 2000. In addition, from 1998 to August 2000 he was also the Chief Financial Officer of Matrix. From February 1996 to June 1998, Mr. Ludvigson was President and Chief Operating Officer of NeTpower. From 1992 to 1995, Mr. Ludvigson was Senior Vice President and Chief Financial Officer of IDEC Pharmaceuticals. Prior to that time, he served as Senior Vice President of Sales and Marketing for Conner Peripherals and as Executive Vice President, Chief Financial Officer and a director of MIPS Computer Systems, Inc., a RISC microprocessor developer and systems manufacturer. Mr. Ludvigson is also a Director of China Stem Cells Ltd. Mr. Ludvigson received a B.S. and an M.A.S. from the University of Illinois.

BRUCE A. HUEBNER

Age: 61

Director since January 2011

Bruce A. Huebner was elected to the Company’s Board of Directors in January, 2011.  Mr. Huebner is currently Managing Director of LynxCom Partners, LLC, a healthcare consulting firm (“LynxCom”).  Mr. Huebner has served as Managing Director of LynxCom since July 2010 and also served as Managing Director of LynxCom from October 2008 to October 2009 and October 2004 to May 2005.  From October 2009 to June 2010, Mr. Huebner was President and Chief Executive Officer of TrovaGene, Inc., a California molecular diagnostics company. Mr. Huebner also served as President of Osmetech Molecular Diagnostics, another California molecular diagnostics company from May 2005 to July 2008.  Mr. Huebner joined Nanogen in 2002 as President and Chief Operating Officer and served until September 2004.   From 1996 to 2002, Mr. Huebner was the Executive Vice President and Chief Operating Officer of Gen-Probe Incorporated, a Japanese owned biotech diagnostics company (“Gen-Probe”).  From 1992 to 1995 Mr. Huebner was the Vice President of Marketing and Sales for Gen-Probe.  Mr. Huebner currently serves as a board member of two other companies: Vermillion, Incorporated, a public Ovarian Cancer diagnostic company and Pasadena BioScience Collaborative, a non-profit incubator company for biotech start ups. From October, 2009 through May, 2010, he also served as a board member of AlliedPath Incorporated, a private cancer testing laboratory. Mr. Huebner received a B.S. in Chemistry from the University of Wisconsin-La Crosse.

Votes Required to Elect Directors; Board Recommendation

Directors are elected by a plurality of the votes of the shares entitled to vote in the election and present, in person or by proxy, at the Annual Meeting.  It is anticipated that proxies will be voted for the nominees and the Board has no reason to believe that any of the nominees will be unwilling or unable to serve as directors, if elected.  In the event that any nominee is unable to serve, the proxy holder named in the proxies will vote for the election of such substitute or additional nominees as the Board may propose.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE FOR THE ELECTION OF EACH NOMINEE.

BOARD AND COMMITTEES

Structure and Operation of the Board of Directors

You should know the following information about the structure of the Board of Directors (the “Board”) and its operations:

•              Each director serves until the director resigns, or until the director’s successor is duly elected, appointed or seated.

•              The Board currently consists of four outside or “independent” directors as that term is defined by the New York Stock Exchange (the “NYSE”) — Messrs. Tutag, Gouze, Walczewski, and Huebner (the “Outside Directors”);  one director who serves as the representative of one of our Strategic Partners, the Elitech Group, Mr. Ludvigson; one director who is the Company’s President and Chief Executive Officer, Mr. Simpson; and one director who is the Company’s Chief Medical Officer, Dr. Lopez.  Each of the seven people nominated for election at the Annual Meeting is currently a director.

•              The Company maintains separate roles for the Chief Executive Officer and Chairman of the Board.  This leadership structure allows the Chief Executive Officer, Mr. Simpson, to provide day-to-day management, serve as a leader to the management team, set the strategic direction of the Company and formulate corporate strategy.  Mr. Gouze, an independent director and Chairman, brings experience, oversight and expertise from outside the Company and industry to lead the Board and provide advice and assistance to the Chief Executive Officer.  The Board believes that this structure is effective and allows for a balanced corporate vision and strategy.

•              The Board usually meets in scheduled meetings either in person or via conference telephone call.  In Corgenix’s fiscal year ended June 30, 2011, the Board took action three times solely by written consent, in lieu of a formal meeting.  In addition, the Board met ten times in person or via conference telephone call.

Risk Oversight

The Board’s independent directors have an active role in overseeing management of the Company’s risks.  The Board’s role in risk oversight includes reviewing information provided by Company management of areas of material risk to the Company, or to the success of a particular project or endeavor under consideration, including operational, financial, legal and regulatory, and strategic risks.  The Board’s independent directors regularly meet in executive sessions to discuss all material matters, such as executive compensation, goals of the Company and risks.  The Board and the independent directors use the information to understand the Company’s risk identification, risk management, and risk mitigation policies and procedures.  The Board believes that risk management is an integral part of the Company’s strategic planning process, which addresses, among other things, the risks and opportunities facing the Company.

Structure and Operation of the Committees

The Board has established a standing Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee, all of which are chaired by an Outside Director.  You should know the following information about the operations of the three committees of the Board:

Audit Committee

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.  Because the Company’s common stock is traded on the Over the Counter Bulletin Board, the Company is not subject to the listing requirements of any securities exchange or the NASDAQ regarding the membership of the Company’s Audit Committee.  However, each of the members of the audit committee is independent as defined by the NYSE.

The Board has adopted a written charter for the Audit Committee. The charter may be viewed on the Company’s website at www.Corgenix.com.

The Audit Committee currently consists of two Outside Directors, its Chairman, Mr.Huebner and Mr. Gouze.  Mr. William Critchfield, the Senior Vice President Operations and Finance, and Chief Financial Officer, usually participates in Audit Committee meetings as requested.  The Board has determined that Mr. Huebner qualifies as an “Audit Committee Financial Expert” as that term is defined in rules promulgated by the Securities and Exchange Commission and is independent as defined by the NYSE.

The functions of the Audit Committee include:

•                                          making recommendations to the Board regarding the selection of independent auditors,

•                                          reviewing the results and scope of the audit and other services provided by Corgenix’s independent auditors, and

•                                          reviewing and evaluating Corgenix’s audit and control functions.

Four Audit Committee meetings were held during the last fiscal year.

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities with respect to matters involving our accounting, financial reporting and internal control functions. The Audit Committee has sole authority to select our independent registered public accounting firm.

Management is responsible for preparing the financial statements so that they comply with generally accepted accounting principles of the United States of America and fairly present our financial condition, results of operations and cash flows; issuing financial reports that comply with the requirements of the Securities and Exchange Commission; and establishing and maintaining adequate internal control structures and procedures for financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect, as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T.

Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and letter required by the PCAOB, as currently in effect, and the Audit Committee has discussed with the independent registered public accounting firm that firm’s independence. The Audit Committee has considered whether the independent registered public accounting firm’s provision of non-audit services is compatible with maintaining the independence of the accountants.

Based on the above discussion and review with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2011 for filing with the SEC.

Audit Committee of Corgenix Medical Corporation

Bruce Huebner

Stephen P. Gouze

Compensation Committee

The Compensation Committee currently consists of two Outside Directors, its Chairman, Mr. Tutag and Mr. Huebner.  Each member of the Compensation Committee is independent as defined by the NYSE.  The purpose of the Compensation Committee is to (i) discharge the Board’s responsibility relating to compensation of our executive officers; (ii) review and recommend to the Board compensation plans, policies and programs as well as approve individual executive officer compensation and (iii) prepare the annual report on executive compensation required to be included in our annual proxy statement. Additionally, the Committee overseas the Chief Executive Officer, or CEO, as well as executive management appointments at our headquarters and major subsidiaries.  Committee members are appointed by the Board of Directors on the recommendation of the Nominating/Corporate Governance Committee and serve such terms as the Board may determine, or until their earlier resignation, death or removal by the Board.

The main objective of the Compensation Committee is the development of the philosophy and policy that will guide executive pay practices and decisions, such as:

•                  Recruitment and retention of officers;

•                  Creation of pay plans that tie to shareholder interests;

•                  Establishment of pay programs with the appropriate mix of fixed pay versus variable pay;

•                  Incorporation of an appropriate amount of risk and stretch goals into incentive programs;

•                  Establishment of pay programs which are efficient from tax, accounting and securities law perspectives;

•                  Ensure there are no barriers to desired business transactions; and

•                  Ensure protection of proprietary information and protect against future competition by executives through employment agreements and non-compete covenants.

The most significant duties and responsibilities of the Compensation Committee are as follows:

•                  Annually review and approve the goals and objectives relevant to CEO compensation and evaluate the CEO’s performance in light of the goals and objectives and establish the individual elements of the CEO’s total compensation;

•                  Establish compensation plans, including policies and programs with respect to the incentive compensation plans and equity-based plans;

•                  Review and monitor our employee and management compensation and benefit plans and policies, provide oversight of any employee benefit plans, and review and approve the compensation of executive officers;

•                  Review and approve, for the CEO and other officers, when and if appropriate, employment agreements, severance agreements and change of control provisions/agreements; and

•                  Report on the executive compensation as required by applicable laws and regulations for inclusion in our proxy statement or other SEC filings.

Our Compensation Committee has the authority to seek advice and assistance from outside consultants and our executive officers in determining and evaluating director, CEO and other executive officer compensation. The overall goals have been to attract, retain, motivate, and align the executives and directors with shareholder share value. During fiscal 2011, we solicited advice from an outside consultant. The consultant provided us with recommendations and findings on executive base pay, bonus, long-term incentive cash and equity awards. The recommendations and findings are used for executives as a long-term target to give the various pay components a grounded focus. The Compensation Committee has the authority to obtain advice and assistance from any officer or any outside legal experts or other advisors. The Compensation Committee has also utilized the advice of the CEO in determining compensation and performance of executive officers.

The Compensation Committee met four times during the last fiscal year.  The Board has adopted a written charter for the Compensation Committee, a copy of which is available on the Company’s website at www.Corgenix.com.

Summary of Compensation Committee Philosophy on Executive Compensation

Executive Compensation Programs.  The Company’s compensation programs are aimed at enabling it to attract and retain the best possible executive talent and rewarding those executives commensurate with their ability and performance.  The Company’s compensation programs consist primarily of base salary, bonus plan, payment of group health insurance, automobile allowance and stock option plan.

Base Salary.  Base salaries for executive officers are determined in the same manner as that of other salaried employees.  Salary guidelines are established by comparing the responsibilities of the individual’s position in relation to similar positions in other medical device companies.  Individual salaries were determined this year by considering respective levels of responsibility, position and industry comparables, etc.

Bonus Plan.  Bonuses for executive officers are determined based on achievement of pre-established goals related to corporate sales and EBITDA (earnings before interest, taxes, depreciation and amortization).

Incentive Compensation Plan.  The 2007 Incentive Compensation Plan is intended to encourage ownership of shares of the Company by employees, directors and consultants of the Company, thereby providing additional incentives for such employees, directors and consultants to promote the success of the business.  Options granted to executive officers under the 2007 plan would be either incentive stock options or nonstatutory stock options, and shares may be sold or granted at the discretion of the Board and as reflected in the terms of a written stock option agreement.  Restricted stock may also be awarded under the plan.  The Company is asking the shareholders to approve a new 2011 Incentive Plan which is described in more detail below in Proposal 3.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee, which met two times during fiscal year ending 2011, is currently comprised of its Chairman, Mr. Gouze, and Mr. Tutag.  Each member of the Nominating/Corporate Governance Committee is independent as defined by the NYSE.  The Nominating/Corporate Governance Committee is responsible for overseeing and evaluating the Board’s performance and selecting and evaluating prospective board of director nominees and reviewing all matters pertaining to fees and retainers paid to directors for service on the board of directors or a board committee.  The Committee also oversees and provides advice to the Board regarding our corporate governance policies, practices and procedures.

The Board of Directors has adopted a written charter for the Nominating/Corporate Governance Committee, a copy of which is available on the Company’s website at www.Corgenix.com.

The Nominating/Corporate Governance Committee will receive, review and evaluate director candidates recommended by shareholders.  The Committee has adopted written procedures to be followed by shareholders in submitting such recommendations.  Candidates proposed by shareholders will be evaluated by the Committee in the same manner as candidates who are not proposed by shareholders.  While shareholders may propose director nominees at any time, we must receive the required notice (described below) on or before the date set forth in the prior year’s annual Proxy Statement under the heading “Shareholder Proposals” in order to be considered by the Committee in connection with our next annual meeting of shareholders.

Shareholders wishing to recommend a director candidate to serve on the board may do so by providing advance written notice to the Chairman of the Nominating/Corporate Governance Committee, which identifies the candidate and includes certain information regarding the nominating shareholder and the candidate.  Procedures for nomination are discussed above on pages 2 and 3.

A nominee for director should be a person of integrity and be committed to devoting the time and attention necessary to fulfill his or her duties to Corgenix.  The Nominating/Corporate Governance Committee seeks to identify director nominees that have diverse professional and educational backgrounds that are believed to complement the skills offered by existing Board members.  The Nominating/Corporate Governance Committee will evaluate the independence of directors and potential directors, as well as his or her business experience, or specialized skills or experience.  The Committee will also consider issues involving possible conflicts of interest of directors or potential directors.

Communication with Shareholders

We have established a process for shareholders to communicate with the board of directors. Shareholders wishing to communicate with the board of directors of Corgenix should send an email, write or telephone William Critchfield at the Company’s corporate offices:

William Critchfield

Senior Vice President Operations and Finance and CFO

Corgenix Medical Corporation

11575 Main Street, Suite 400

Broomfield, Colorado 80020

Telephone: (303) 453-8903

Facsimile: (303) 453-8898

wcritchfield@corgenix.com

All such communication must state the type and amount of Company securities held by the shareholders and must clearly state that the communication is intended to be shared with the board of directors, or if applicable, with a specific committee of the board.  Mr. Critchfield will forward all such communication to the members of the board or specific board committee.

Director Attendance at the Annual Meeting

All members of the board of directors are encouraged, but not required, to attend the Annual Meeting.  All directors attended the 2011 Annual Meeting of shareholders.

Code of Ethics

Corgenix has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller or those performing similar functions.  We have also adopted a code of business conduct which applies to all directors and employees.  A copy of the code of ethics and the code of business conduct are available on the Company’s website at www.Corgenix.com.

MANAGEMENT

Directors and Executive Officers

The following table sets forth certain information with respect to the current directors and executive officers of Corgenix:

Name	Age*	Position	Director/Officer Since**

Douglass T. Simpson	63	President and Chief Executive Officer, Director	1998

Luis R. Lopez, M.D.	63	Chief Medical Officer, Director	1990

William H. Critchfield	66	Senior Vice President —Finance and Operations, and Chief Financial Officer	2000

Ann L. Steinbarger	58	Senior Vice President — Sales and Marketing	1996

Robert Tutag	70	Director	2005

Dennis Walczewski	63	Director	2006

Stephen P. Gouze	60	Chairman	2008

David Ludvigson	61	Director	2010

Bruce A. Huebner	61	Director	2011

* As of December 31, 2011.

**Includes predecessor

Company—REAADS

Medical Products, Inc.

Douglass T. Simpson - Mr. Simpson’s biographical information is on page 6 of this Proxy Statement.

Luis R. Lopez, M.D. - Dr. Lopez’s biographical information is on page 6 of this Proxy Statement.

William H. Critchfield has been Senior Vice President Operations and Finance and Chief Financial officer since April 2011, was the Senior Vice President Finance and Administration and Chief Financial Officer of the Company since April 2006, and was Vice President and Chief Financial Officer from December 2000 to April 2006. Prior to joining Corgenix, Mr. Critchfield was Executive Vice President and Chief Financial Officer of U.S. Medical, Inc., a Denver, Colorado based privately held distributor of new and used capital medical equipment. From May of 1994 through July of 1999, he served as President and Chief Financial Officer of W.L.C. Enterprises, Inc., a retail business holding company. From November 1991 to May 1994, Mr. Critchfield served as Executive Vice President and Chief Financial Officer of Air Methods Corporation, a publicly traded company which is the leading U.S. company in the air medical transportation industry and is the successor company to Cell Technology, Inc., a publicly traded biotechnology company, where he served in a similar capacity from 1987-1991. From 1986 through September 1987 he served as Vice President of Finance and Administration for Biostar Medical Products, Inc., a developer and manufacturer of diagnostic immunoassays. In the past, Mr. Critchfield also served as Vice President of Finance for Nuclear Pharmacy, Inc., formerly a publicly traded company and the world’s largest chain of centralized radiopharmacies. Mr. Critchfield is a certified public accountant in Colorado. He graduated magna cum laude from California State University-Northridge with a Bachelor of Science degree in Business Administration and Accounting.

Ann L. Steinbarger has been the Senior Vice President of Sales & Marketing since April 2011, was the Senior Vice President of Operations from April 2006 to April 2011 and was the Vice President of Sales and Marketing from May 1998 to April 2006. Ms. Steinbarger joined Corgenix’s operating subsidiary in January 1996 as Vice President, Sales and Marketing with responsibility for its worldwide marketing and distribution strategies. Prior to joining Corgenix, Ms. Steinbarger was with Boehringer Mannheim Corporation, Indianapolis, Indiana, a $200 million IVD company. At Boehringer from 1976 to 1996, she served in a series of increasingly important sales management positions. Ms. Steinbarger holds a B.S. degree in Microbiology from Purdue University in West Lafayette, Indiana.

Robert Tutag - Mr. Tutag’s biographical information is on page 7 of this Proxy Statement.

Dennis Walczewski - Mr. Walczewski’s biographical information is on page 7 of this Proxy Statement.

Stephen P. Gouze - Mr. Gouze’s biographical information is on page 7 of this Proxy Statement.

David Ludvigson - Mr. Ludvigson’s biographical information is on page 8 of this Proxy Statement.

Bruce A. Huebner - Mr. Huebner’s biographical information is on page 8 of this Proxy Statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, as well as persons beneficially owning more than 10% of the Company’s outstanding Common Stock, to file reports of ownership and changes in ownership with the Commission within specified time periods.  Such officers, directors and shareholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the information received and written representations from the persons subject to Section 16(a), we believe that all of the Company’s directors and executive officers filed their required reports on a timely basis during the fiscal year ended June 30, 2011.

EXECUTIVE COMPENSATION

The following table shows how much compensation was paid by Corgenix for the last three fiscal years to our Principal Executive Officer, and the other two most highly compensated Executive Officers, for services rendered during such fiscal years (collectively, the “Named Executive Officers”).

Summary Compensation Table

Name and principal position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Stock Incentive Plan Comp ($)	All other Comp. ($)(3)(4)	Total ($)

Douglass T. Simpson	2011	$218,970	$15,000	$—	$8,873	$—	$17,471	$260,314
President, Chief	2010	$209,470	$—	$20,947	$—	$—	$16,985	$247,402
Executive Officer	2009	$209,094	$—	$12,380	$—	$—	$21,338	$242,812

Dr. Luis R. Lopez	2011	$192,123	$5,000	$—	$—	$—	$20,702	$217,825
Chief Medical Officer	2010	$188,623	$—	$14,147	$—	$—	$13,419	$216,189
	2009	$188,285	$—	$7,400	$—	$—	$23,361	$219,046

William H. Critchfield	2011	$191,502	$15,000	$—	$8,873	$—	$18,221	$233,596
Senior Vice President	2010	$180,502	$—	$13,538	$—	$—	$13,099	$207,139
Operations and	2009	$180,106	$—	$9,900	$—	$—	$20,038	$210,044
Finance and Chief
Financial Officer

(1)           The fair value of stock awards is determined by using the closing stock price at the date of the award.

(2)           The fair value of option awards is determined by using the closing stock price at the date of the award.

(3)           We paid each executive officer an automobile allowance of $500 per month in 2011, 2010 and 2009, in addition to paying approximately 94% of each officer’s group health insurance premium and the income tax effect of the stock awards.

(4)           There is no golden parachute compensation.

Outstanding Equity Awards at Fiscal Year End

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Exercisable Options (#)	Number of Securities Underlying Unexercisable Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised, Unearned Options (#)	Weighted Average Option Exercise Price ($/Share)	Option Expiration Dates	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)(i)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested ($)
Douglass T. Simpson	592,000	—	—	$0.304	5/19/12-8/22/17	—	—	—	—
Dr. Luis R. Lopez	243,000	—	—	$0.422	5/19/12- 8/1/13	—	—	—	—
William H. Critchfield	426,000	—	—	$0.267	5/19/12-8/22/17	—	—	—	—

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Luis R. Lopez M.D.	—	—	—	—	—	—	—
Douglass T. Simpson	—	—	—	—	—	—	—
David Ludvigson	—	—	$3,549	—	—	—	$3,549
Dennis Walczewski	—	—	$3,549	—	—	—	$3,549
Robert Tutag	$6,750	—	$3,549	—	—	—	$10,299
Bruce A. Huebner	$3,000	—	$3,549	—	—	—	$6,549
Stephen P. Gouze	$6,500	—	$3,549	—	—	—	$10,049

(1)          As of June 30, 2011, the following stock options were outstanding: Robert Tutag-210,000; Dennis Walczewski-180,000; Stephen P. Gouze-120,000; David Ludvigson-40,000; Bruce A. Huebner-40,000.

Our current policy is to pay each independent director $500 per board meeting and $250 per board committee meeting (Audit, Compensation and Nominating/Corporte Governance) either attended in person or via telephone.  In addition, annually each independent director, is granted options to purchase shares of our common stock at the fair market value at the date of grant and vesting 100% upon grant.  Per our arrangement with MBL and ELITech, Mr. Walczewski and Mr. Ludvigson are not compensated in cash by Corgenix for board meetings attended, but do, however, receive stock options in parallel with the independent members of our Board of Directors.

Long-Term Incentive Compensation

The Company’s 2007 Incentive Compensation Plan (the “2007 Plan”) provides for two separate components. The Stock Option Grant Program is administered by the Compensation Committee appointed by the Company’s Board of Directors and provides for the grant of incentive and non-statutory stock options to purchase common stock to employees, directors or other independent advisors designated by the Committee. The Restricted Stock Program is also administered by the Compensation Committee and provides for the issuance of Restricted Stock Awards to employees, directors or other independent advisors designated by the Committee.  There were three million shares of the Company’s common stock authorized for issuance under the 2007 Plan.  The Committee previously granted 2,713,099 incentive stock options under the 2007 Plan.  These option grants generally vest over a three-year period (33 1/3% per year) and must be exercised in full no later than the 7th anniversary following the date of grant.  The option exercise price was equal to 100% of the fair market value of the common shares on the date of grant (or 110% of fair market value in the case of any ten percent shareholders).

Short-Term Incentive Compensation

For the fiscal year ended June 30, 2011, we adopted a One Year Short-term Incentive Compensation Plan to provide executive officers an opportunity to earn shares of our common stock as a bonus and in lieu of cash compensation upon the achievement by the Company of certain stipulated and targeted financial results. No shares of common stock were issued under this plan in fiscal 2011.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information concerning option exercises by the Named Executive Officers during the fiscal year ended June 30, 2011 and outstanding options held by the Named Executive Officers as of June 30, 2011:

Name	Number of Shares Acquired on Exercise	Value Realized ($)	Number of Shares Underlying Options at FY-End # Exercisable and Unexercisable	Value of In-the-Money Options at FY-End ($) Exercisable/Unexercisable(1)
Douglass T. Simpson	0	0	592,000/0	$0/0
Dr. Luis R. Lopez	0	0	243,000/0	$0/0
William H. Critchfield	0	0	426,000/0	$0/0

(1) Based on the closing price of the Company’s common stock at June 30, 2011 of $0.10 per share.

Employment Agreements

Since 2001, we have entered into employment agreements with each of the Company’s four executive officers. Effective May 1, 2010, these contracts were modified.  As of July 1, 2011 the annual salaries for the four Executive Officers are as noted opposite each of their names:

Officer	Current Annual Salary
Douglass T. Simpson	$227,970
William H. Critchfield	$206,703
Dr. Luis R. Lopez	$192,123
Ann L. Steinbarger	$171,344

Each of the above employment agreements is for an initial term of three years, provides for severance payments equal to twelve month’s salary and benefits if the employment of the officer is terminated without cause (as defined in the respective agreements), and an automobile expense reimbursement of $500 per month.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	2,440,000	$0.32	1,992,969
Equity compensation plans not approved by security holders	—	—	—
Total	2,440,000	$0.32	1,992,969

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of Corgenix is currently composed of Messrs. Tutag and Mr. Huebner, with Mr. Tutag serving as Chairman.  No interlocking relationship exists between any member of the Board or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 1, 2011, certain information regarding the ownership of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each of our directors, (iii) each executive officer, and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, the address of each person shown is c/o Corgenix, 11575 Main Street, Suite 400, Broomfield, CO 80020.  Beneficial ownership, for purposes of this table, includes debt convertible into common stock and options and warrants to purchase common stock that are either currently exercisable or convertible or will be exercisable or convertible within 60 days of December 1, 2011. No director or executive officer beneficially owned more than 5% of the common stock.

The percentage ownership data is based on 45,105,160 shares of our common stock outstanding as of December 1, 2011, plus warrants and stock options outstanding in addition to common shares underlying convertible debt and redeemable preferred stock.  Under the rules of the SEC, beneficial ownership includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options or warrants or underlying convertible debt that are currently exercisable or convertible, or will become exercisable or convertible, within 60 days of December 1, 2011 are deemed outstanding for the purpose of computing the percentage ownership of the person holding the option or warrant, or convertible promissory note, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.  Except as otherwise noted, we believe that the beneficial owners of the shares of common stock listed below have sole voting and investment power with respect to all shares beneficially owned.

	Amount and Nature of Beneficial Owner
Name and Address of Beneficial Owner	Number	Percent of Class
Wescor, Inc	19,285,103	38.36%
Warrant Strategies Fund LLC(3)	2,368,959	4.99%
350 Madison Avenue, 11th Floor
New York, NY 10017
Shelter Opportunity Fund (formerly Truk Opportunity Fund)(2)	2,368,959	4.99%
c/o RAM Capital Resources, LLC
One East 52nd Street, Sixth Floor
New York, NY 10022
Ascendiant Capital Group LLC, Ascendiant Securities LLC(3)	2,368,959	4.99%
18881 Von Karman Avenue, 16th Floor
Irvine, CA 92612
Dr. Luis R. Lopez(1)	1,199,414	2.64%
Douglass T. Simpson(1)	1,096,474	2.40%
William H. Critchfield(1)	791,046	1.74%
Robert Tutag(1)	1,211,000	2.67%
Bruce A. Huebner(1)	80,000	0.18%
Stephen P. Gouze(1)	1,212,612	2.68%
David Ludvigson(1)	80,000	0.18%
Dennis Walczewski(1)	220,000	0.49%
All current directors and current executive officers as a group (9 persons)	7,495,224	16.47%

(1)                                  Current director or officer

(2)                                  Contractual restrictions in its warrants and/or convertible note and purchase agreement with Corgenix prohibit each of Warrant Strategies Fund and Shelter Opportunity Fund (formerly Truk Opportunity Fund) from exercising any warrants or converting any debt if such conversion or exercise would cause either entity to exceed 4.99% beneficial ownership of Corgenix. Warrant Strategies Fund holds warrants to acquire up to 6,485,455 shares of common stock. Shelter Opportunity Fund (formerly Truk Opportunity Fund) holds convertible debt, redeemable convertible preferred stock, and warrants to acquire up to 3,409,404 shares of common stock, without taking into account interest on the debt, which may also be converted into shares of common stock. Michael E. Fein and Stephen E. Saltzstein, as principals of Atoll Asset Management, LLC, the Managing Member of Shelter Opportunity Fund, LLC, exercise investment and voting control over the securities owned by Shelter Opportunity Fund, LLC. Both Mr. Fein and Mr. Saltzstein disclaim beneficial ownership of the securities owned by Shelter Opportunity Fund, LLC.

(3)                                  For purposes of this calculation, the holdings of Ascendiant Capital Group, LLC have been aggregated with Ascendiant Securities, L.P. Contractual restrictions in the warrants held by the Ascendiant entities prohibit them from exercising any warrants if such exercise would cause either entity to exceed 4.99% beneficial ownership of Corgenix. The Ascendiant entities together hold warrants to acquire up to 3,726,253 shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There have not been any transactions, or series of similar transactions, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which any director or executive officer of the Company, nominee for election as a director, any five percent shareholder or any member of the immediate family of any of the foregoing persons had, or will have, a direct or indirect material interest.

PROPOSAL 2

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Company’s principal outside accountant who serves as the Company’s auditor and the Company’s principal outside accountant for preparation of the Company’s Federal and State income tax returns is Hein & Associates LLP. The aggregate fees billed by Hein & Associates LLP for each of the last two fiscal years for professional services rendered by the Company’s principal accountants are as follows:

	Audit Fees (Includes Form 10-Q Reviews & Consents)	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal year ended June 30, 2011	$105,235	$—	$6,391	$—
Fiscal year ended June 30, 2010	$121,046	$—	$8,700	$—

The Company’s Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the registered public accounting firm (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.  The Audit Committee pre-approves all permissible non-audit services and all audit, review or attest engagements required under the securities laws (including the fees and terms thereof) to be performed for the Company by its registered public accounting firm, provided, however, that de-minimus non-audit services may instead be approved in accordance with applicable SEC rules.

The Audit Committee of the Board of Directors recommended, and the Board has selected, subject to ratification by a majority vote of the shareholders in person or by proxy at the Annual Meeting, the firm of Hein & Associates LLP to continue as the Company’s independent public accountant for the current fiscal year ending June 30, 2012.  Hein & Associates LLP served as the principal independent public accounting firm utilized by us for the fiscal year ended June 30, 2011.  We anticipate that a representative of Hein & Associates LLP will attend the Annual Meeting for the purpose of responding to appropriate questions.  At the Annual Meeting, a representative of Hein & Associates LLP will be afforded an opportunity to make a statement if desired, and will be available to respond to appropriate questions.

Votes Required to Ratify Accountants; Board Recommendation

Ratification of Hein & Associates LLP’s appointment requires the affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting, in person or by properly executed proxy, and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFYING THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

PROPOSAL 3

APPROVAL OF THE 2011 INCENTIVE COMPENSATION PLAN

On August 30, 2011, the Board, subject to shareholder approval, (a) authorized the adoption of the 2011 Incentive Plan and (b) recommended that the 2011 Incentive Plan be approved by shareholders.  A copy of the 2011 Incentive Plan is attached hereto as Appendix A.

The Board believes that the success of the Company is largely dependent on its ability to attract and retain highly-qualified employees and non-employee advisors and that by offering them the opportunity to acquire or increase their ownership in the Company and to receive awards, the Company will enhance its ability to attract and retain such persons. Further, the Company strongly believes in aligning the interests of its employees, especially its executive officers, with those of its shareholders.

The 2011 Incentive Plan authorizes the issuance of qualified performance-based compensation awards which meet the requirements of Section 162(m) of the Code regarding deductibility of executive compensation. Section 162(m) generally limits to $1 million the amount that a publicly held corporation is allowed to deduct each year for the compensation paid to certain “covered employees.”  “Qualified performance-based compensation” is not subject to the $1 million deduction limit.  A “covered employee” is any employee who as of the close of the tax year is the principal executive officer of the corporation or whose total compensation for that taxable year is required to be reported to shareholders under the Exchange Act by reason of such employee being among the three highest compensated officers for the tax year (other than the principal executive officer or the principal financial officer).

To qualify as “qualified performance-based compensation,” certain criteria must be satisfied and the material terms under which the compensation is to be paid, including the performance goals, must be disclosed to, and approved by, shareholders before the compensation is paid. Generally, shareholders are required to re-approve the criteria and the material terms of the plan every five years.  If approved by the Company’s shareholders, the 2011 Incentive Plan will enable the Compensation Committee to grant qualified performance-based compensation awards under the 2011 Incentive Plan that will be exempt from the deduction limits of Section 162(m) of the Code for five years.

Description of the 2011 Incentive Plan

The following paragraphs provide a summary of the 2011 Incentive Plan.  The following summary is qualified in its entirety by reference to the 2011 Incentive Plan, a copy of which is attached as Appendix A.  Unless otherwise specified, capitalized terms used in this summary have the meanings assigned to them in the 2011 Incentive Plan.

Awards.  The 2011 Incentive Plan permits the grant of stock options, restricted stock, and other equity-based awards (each, an “Award”) to certain Eligible Individuals (as defined below) of the Company or an affiliate of the Company.

Eligibility.  Certain employees that the Compensation Committee designates, and consultants and independent advisors of the Company (“Eligible Individuals”) are eligible to receive grants of Awards under the 2011 Incentive Plan.  The number of employees and directors eligible to participate in the 2011 Incentive Plan as of the date of this Proxy Statement is estimated to be approximately 41 employees (including approximately four executive officers, approximately five directors, and approximately 37 other employees).

Administration.  The 2011 Incentive Plan is administered by the Compensation Committee, unless the Board appoints another committee or person(s) for that purpose.  The Compensation Committee has authority and discretion to determine the Eligible Individuals to whom Awards are granted (the “Participants”) and, subject to the provisions of the 2011 Incentive Plan, the terms of all Awards under the 2011 Incentive Plan. The Compensation Committee has authority to interpret the 2011 Incentive Plan and agreements granted under the 2011 Incentive Plan and to make all other determinations relating to the administration of the 2011 Incentive Plan.

Stock Subject to the 2011 Incentive Plan.  If the 2011 Incentive Plan is approved by the shareholders, the maximum number of shares that may be issued under the 2011 Incentive Plan will be 4,000,000 shares.  The number of shares delivered to the Company as payment for the exercise price of, or in satisfaction of withholding taxes arising from, options or other Awards granted under the 2011 Incentive Plan will be made available for grant under the 2011 Incentive Plan.  If any shares of restricted stock are forfeited, or if any Award terminates, expires or is settled without all or a portion of the shares covered by the Award being issued (including shares not issued to satisfy withholding taxes), such shares will again be available for the grant of additional Awards.  No Participant may be granted an Award in any calendar year with respect to more than 25% of the shares reserved for issuance. In the case of a performance-based Award that is cash-denominated and for which the limitation set forth in the preceding sentence would not operate as an effective limitation under Section 162(m) of the Code, no Participant may be granted an Award in any calendar year authorizing the receipt of an amount that exceeds $5,000,000.

Stock Options.  The 2011 Incentive Plan authorizes the grant of nonqualified stock options and incentive stock options. Incentive stock options are stock options that satisfy the requirements of Section 422 of the Code.  Nonqualified stock options are stock options that do not satisfy the requirements of Section 422 of the Code.  The exercise of a stock option permits the Participant to purchase shares from the Company at a specified exercise price per share.  The maximum number of shares issuable upon the exercise of incentive stock options is 100% of the aggregate number of shares available for Awards under the 2011 Incentive Plan.  Stock Options granted under the 2011 Incentive Plan are exercisable upon the terms and conditions as the Compensation Committee shall determine, subject to the terms of the 2011 Incentive Plan. The per share exercise price of all options granted under the 2011 Incentive Plan may not be less than the fair market value of a share on the date of grant (or 110% of fair market value in the case of incentive stock options granted to certain ten percent owners). The 2011 Incentive Plan provides that the term during which options may be exercised is determined by the Compensation Committee but in no event will it exceed seven years from the date of grant.

Restricted Stock Awards.  The 2011 Incentive Plan authorizes the Compensation Committee to grant restricted stock awards. Shares covered by a restricted stock award are restricted against transfer and subject to forfeiture and any other terms and conditions as the Compensation Committee determines, subject to the terms of the 2011 Incentive Plan.  These terms and conditions may provide, in the discretion of the Compensation Committee, for the vesting of awards of restricted stock to be contingent upon the achievement of one or more performance goals, as described below.  Restricted stock awards include voting, dividend, liquidation, and other rights of ownership.

Other Equity-Related Awards.  The Plan authorizes the grant of equity-related awards other than those described herein.  These Awards are referred to in the 2011 Incentive Plan as “other equity-related awards” and have the terms and conditions as the Compensation Committee may determine, subject to the terms of the 2011 Incentive Plan.  Other awards may provide for cash payments based in whole or in party on the value or future value of common stock or acquisition of common stock.  Cash payments may also be based on criteria determined by the Compensation Committee that are unrelated to the value of the stock.

Performance-Based Exception and Goals.  To the extent determined by the Compensation Committee, the terms and conditions of an Award may provide for the grant, vesting or payment of Awards to be contingent upon the achievement of one or more specified performance goals that the Compensation Committee establishes.  For this purpose, “performance goals” means performance goals that the Compensation Committee establishes that may be based on  (i) earnings (either in the aggregate or on a per-share basis); (ii) net income (before or after taxes); (iii) operating income; (iv) cash flow; (v) return measures (including return on assets, equity, or sales); (vi) earnings before or after either, or any combination of, taxes, interest or depreciation and amortization; (vii) gross revenues; (viii) share price (including growth measures and shareholder return or attainment by the shares of a specified value for a specified period of time); (ix) reductions in expense levels in each case, where applicable, determined either on a Company-wide basis or in respect of any one or more business units; (x) net economic value; (xi) market share; (xii) operating profit; (xiii) costs; (xiv) operating and maintenance cost management and employee productivity; (xv) shareholder returns (including return on assets, investments, equity, or gross sales); (xvi) economic value added; (xvii) aggregate product unit and pricing targets; (xviii) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; (xix) achievement of business or operational goals such as market share and/or business development; (xx) results of customer satisfaction surveys; and/or (xxi) debt ratings, debt leverage and debt service; provided that any of the foregoing performance measures may be applied on a pre- or post-tax basis; and provided further that the Compensation Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other grants, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss.

The performance goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.  These performance goals may be particular to a covered employee or the department, branch, affiliate, or division in which the covered employee works, or may be based on the performance of the Company, one or more affiliates, or the Company and one or more affiliates, and covers the period the Compensation Committee may specify.

Capital Adjustments.  The number of outstanding awards and the number and kind of shares subject to any outstanding awards and the purchase price per share, will be equitably adjusted by the Compensation Committee in the event of a recapitalization, reorganization or other change in the Company’s capital structure or in the event of a stock split, stock dividend or similar event, in order to preserve the benefits or potential benefits intended to be made available to awardees granted awards.  Adjusted awards will be subject to the same vesting schedule and restrictions to which the underlying awards are subject.

Upon the occurrence of a Change in Control, the Compensation Committee has the authority to amend the terms and conditions for the exercise or modification of any outstanding awards.  The terms of an award agreement may provide that a Change in Control results in your awards being fully vested and immediately exercisable.

Exercise of Stock Options.  A stock option may be exercised by a Participant delivering to the Company a notice of exercise, specifying the number of shares for which the stock option is being exercised, and full payment for such shares. To the extent authorized by the Compensation Committee or provided for in the award agreement, payment may be made (a) in cash, (b) by cashier’s check payable to the order of the Company, (c) by delivery to the Company of certificates representing the number of shares then owned by the option holder, the fair market value of which equals the option price, and/or (d) if the stock is publicly traded, by delivery to the Company of a notice of exercise together with instructions to a broker to delivery the amount of proceeds of the sale of stock necessary to pay the option price.

Transferability.  Awards may not be sold, pledged, assigned, or transferred other than by will or by the laws of descent and distribution.  During a Participant’s lifetime, a stock option will be exercisable only by such Participant or a permitted transferee to whom the stock option has been properly transferred.

Amendment; Modification.  The Compensation Committee may amend the 2011 Incentive Plan at any time. However, after the 2011 Incentive Plan has been approved by the shareholders of the Company, the Compensation Committee may not amend the 2011 Incentive Plan without the approval of (a) the Company’s shareholders (i) if shareholder approval of the amendment is required by applicable law, rules or regulations, or (ii) if the Company determines that shareholder approval otherwise necessary or desirable, and (b) each affected Participant if the amendment or termination would adversely affect the Participant’s rights or obligations under any Awards granted prior to the date of the amendment or termination.  The Compensation Committee may also modify the terms of outstanding Awards. However, except to reflect capital stock changes, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option is granted and, except as otherwise permitted, no option may be granted (or payment made) in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price.

Withholding. The Company is generally required to withhold tax on the amount of income recognized by an employee with respect to an Award. Withholding requirements may be satisfied, as provided in the agreement evidencing the Award, by (a) tender of a cash payment to the Company, (b) withholding of shares otherwise issuable pursuant to an Award, or (c) delivery to the Company by the employee of unencumbered shares.

Term of the 2011 Incentive Plan. The 2011 Incentive Plan will remain in effect until the earlier of (i) the fifth anniversary of the adoption of the 2011 Incentive Plan or (ii) the date the 2011 Incentive Plan is terminated by the Board.  Once the 2011 Incentive Plan is terminated, no further Awards may be granted or awarded under the 2011 Incentive Plan. Termination of the 2011 Incentive Plan will not affect the validity of any Awards outstanding on the date of termination.

2011 Incentive Plan Benefits

The Compensation Committee has the sole discretion, subject to the terms of the 2011 Incentive Plan, to determine who will be granted Awards, as well as the size and types of such Awards under the 2011 Incentive Plan.  For this reason, the Company cannot determine the number of stock options, restricted stock, and other equity-based awards that might be received by Participants under the 2011 Incentive Plan.

Summary of Certain Federal Income Tax Consequences

The following discussion briefly summarizes certain United States federal income tax aspects of Awards granted pursuant to the 2011 Incentive Plan. State, local and foreign tax consequences may differ.

Incentive Stock Options.  A Participant who is granted an incentive stock option will not recognize income on the grant or exercise of the option.  However, the difference between the exercise price and the fair market value of the shares on the date of exercise is an adjustment item for purposes of the alternative minimum tax.  If a Participant does not exercise an incentive stock option within certain specified periods after termination of employment, the Participant will recognize ordinary income on the exercise of the incentive stock option in the same manner as on the exercise of a nonqualified stock option, as described below.

The general rule is that gain or loss from the sale or exchange of shares acquired on the exercise of an incentive stock option will be treated as capital gain or loss.  If certain holding period requirements are not satisfied, however, the Participant generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

Nonqualified Stock Options.  A Participant generally is not required to recognize income on the grant of a nonqualified stock option. Instead, ordinary income generally is required to be recognized on the date the nonqualified stock option is exercised.  In general, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

Restricted Stock.  Shares of restricted stock awarded under the 2011 Incentive Plan will be subject to a substantial risk of forfeiture for the period of time specified in the Award.  Unless a Participant who is granted shares of restricted stock makes an election under Section 83(b) of the Code as described below, the Participant is not required to recognize ordinary income on the award of restricted stock. Instead, on the date the substantial risk of forfeiture lapses, the Participant will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of restricted stock on that date over the amount, if any, paid for these shares. If a Participant makes a Section 83(b) election, he will recognize ordinary income on the date the shares of restricted stock are awarded equal to the fair market value of the shares on the date of award minus the amount, if any, paid for the shares.  In that case, the Participant will not be required to recognize additional ordinary income when the substantial risk of forfeiture lapses.

Other Equity-Based Awards.  The tax consequences of a grant of another equity-based award will depend on the nature of the Award. A Participant who purchases shares pursuant to an Award must include in ordinary income the difference, if any, between the amount paid for the shares and the fair market value of the shares on the date of purchase.  If shares are issued outright pursuant to an Award, the Participant must recognize ordinary income equal to the fair market value of the shares on the date of issuance.

Gain or Loss on Sale or Exchange of Shares.  In general, gain or loss from the sale or exchange of shares granted or awarded under the 2011 Incentive Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange.  However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares of acquired upon exercise of an incentive stock option (a “disqualifying disposition”), a Participant generally will be required to recognize ordinary income upon the disposition.

Deductibility by Company.  The Company generally is not allowed a deduction in connection with the grant or exercise of an incentive stock option.  However, if a Participant is required to recognize ordinary income as a result of a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income so recognized.  In the case of any other Award, the Company generally will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the Participant.

Performance-Based Compensation.  Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly held corporation to certain covered employees to the extent the amount paid to an executive exceeds $1 million for the taxable year.  The

2011 Incentive Plan has been designed to allow the grant of Awards that qualify under an exception to the deduction limit of Section 162(m) for “qualified performance-based compensation.”

Compliance with Section 409A of the Code.  The 2011 Incentive Plan and each Award under the 2011 Incentive Plan is intended to be exempt from Section 409A of the Code, relating to certain non-qualified deferred compensation arrangements.  However, if it is determined that an Award is subject to Section 409A of the Code, such Award will be construed and interpreted in accordance with such intent.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE 2011 INCENTIVE COMPENSATION PLAN

PROPOSAL 4

APPROVAL OF THE THIRD AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

On August 30, 2011 the Board approved the Third Amended and Restated Employee Stock Purchase Plan (the “ESPP”), subject to shareholder approval.  If the shareholders approve the ESPP, it will become effective on January 1, 2012.

The ESPP is intended to qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code and will provide eligible employees with an opportunity to purchase shares of Company common stock, $0.001 par value (the “Common Stock”) through payroll deductions. The principal provisions of the ESPP are summarized below. This summary is not a complete description of all of the ESPP’s provisions, and is qualified in its entirety by reference to the ESPP which is attached to this Proxy Statement as Appendix B. Capitalized terms below in this summary not defined in this Proxy Statement have the meanings set forth in the ESPP.

Purpose.  The ESPP is intended to provide employees of the Company with an opportunity to acquire Common Stock at a discount through payroll deduction.

Shares.  The maximum number of shares which may be sold under the ESPP is 500,000 shares.

Administration.  The ESPP will be administered by the Board, which may from time to time delegate all or part of its authority to a committee composed of at least two Board members, all of whom shall be non-employee directors (the “Plan Administrator”).  The Plan Administrator may delegate to one or more agents the authority to administer the ESPP subject to any terms and limitations imposed by the Plan Administrator.

Eligibility.  Any employee of the Company whose customary employment with the Company is not less than twenty hours per week will be eligible to participate in the ESPP, subject to filling out enrollment forms and complying with other enrollment procedures. However, no employee will be permitted to elect to purchase Common Stock if after such purchase the employee would own 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary.  As of December 1, 2011, the Company had approximately 83 employees who would be eligible to participate in the ESPP.

Purchase Periods.  Unless otherwise determined by the Plan Administrator, shares of Common Stock will be available for purchase during each calendar quarter (a “purchase period”).  The Plan Administrator may specify the number of shares of Common Stock to be offered during any single purchase period. Any shares that are not purchased during a purchase period may again be sold under the ESPP.

Method of Payment.  Payment for Common Stock purchased under the ESPP will be made by payroll deduction, subject to a minimum deduction of 1% of compensation per pay period and a maximum deduction of 10% of compensation per pay period unless provided otherwise; provided, however, no employee may purchase Common Stock at a rate which exceeds $25,000 of fair market value in a calendar year determined as of the date the Participant accrues purchase rights under the ESPP. Payroll deductions will begin with the first pay period which occurs coincident with or immediately following the commencement date of the relevant purchase period and shall terminate with the last pay period which occurs on or prior to the last day of the purchase period.  Each payroll deduction shall be an amount equal to the percentage of the compensation included in that payroll payment that was designated by the Participant in the Participant’s enrollment form.

Purchase of Common Stock.  Common Stock will be purchased on the last day of the purchase period. The amount of Common Stock purchased for which a stock certificate is issued will be the number of whole shares that can be purchased with the amount credited to the account. Fractional shares will not be purchased. Any excess of the amount previously collected during the purchase period over the purchase price of the issued shares shall be promptly refunded or left on deposit for the ensuing quarterly period.

Purchase Price.  The purchase price per share of Common Stock will be 85% of the fair market value of a share on the commencement date of the purchase period. If the fair market value of a share of Common Stock on the last day of the purchase period is less than the fair market value of such share on the commencement date of the purchase period, then the purchase price per share under the Plan on the last day of the purchase period shall be reduced to 85 percent (85%) of the fair market value of such share on the lst day of the purchase period. If the Common Stock is not publicly traded, the value of the Common Stock will be determined in good faith by the Plan Administrator.  If the Common Stock is publicly traded, the share price will be the officially quoted closing price of the stock on the national exchange on which the Common Stock is traded on a particular date.  If there are no stock transactions on such date, the share price will be determined as of the last day on which there were stock transactions.  If the Common Stock is not listed for trading on a national exchange but nevertheless are publicly traded and reported (through the Over the Counter Bulletin Board or otherwise), the share price will be the closing price of the shares on any particular date.  If there are no stock transactions on such date, the fair market value will be determined as of the immediately preceding date on which there were stock transactions.

Termination of Employment; Death.  If a Participant ceases to be an employee of the Company, whether due to termination of employment, retirement, or death, the Participant shall be deemed to have elected to withdraw the Participant’s entire account.  The Participant or its personal representative may either (i) receive stock for the number of shares paid for based on the account balance up to the day prior to the date the Participant ceases employment, or (ii) receive a cash refund of the Participant’s entire account balance.

Amendment.  The Board may amend or suspend the ESPP at any time, but no such action may adversely affect the rights of a Participant holding an outstanding award without such holder’s consent.  Shareholder approval also may be required for certain ESPP amendments.  Furthermore, the ESPP may not, without the approval of the shareholders of the Company, be amended in any manner which will cause the ESPP to fail to meet the requirements of an “employee stock purchase plan” under Section 423 of the Code.

Adjustments to Shares; Acceleration of Purchase.  In the event of a change in Common Stock subject to the ESPP, whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend in excess of 10% at any single time, stock split, combination of shares, exchange of shares, changes in corporate structure or otherwise, then appropriate adjustments shall be made to the maximum number of shares purchasable under the ESPP or any rights thereunder.  In the event of a sale of substantially all assets or outstanding capital stock of the Company, each Participant may either (i) receive stock for the number of shares paid for based on the account balance up to the day prior to the date of the sale, or (ii) receive a cash refund of the Participant’s entire account balance.

Federal Income Tax Consequences to Participants.  Payroll deductions to the ESPP are made on an after-tax basis, which means that the applicable federal and state tax withholding is applied to a Participant’s compensation before ESPP contributions are deducted. Participants will not recognize any additional income as a result of participation in the ESPP until the disposal of shares of Common Stock acquired under the ESPP. Participants who hold their shares for more than 24 months after the beginning of the offering period or who die while holding their shares will recognize ordinary income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price paid by the Participant or (ii) the excess of the fair market value of the shares on the first day of the offering period over the purchase price paid by the Participant.

Participants who dispose of their shares within 24 months after the beginning of the offering period have realized ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares on the date they were purchased by the Participant over the purchase price paid by the Participant.

Participants will have a basis in their shares equal to the purchase price of their shares plus any amount that must be treated as ordinary income at the time of disposition of the shares. Any additional gain or loss realized on the disposition of shares acquired under the ESPP will be capital gain or loss.

Federal Income Tax Consequences to the Company.  In the event of a disposition of shares by a Participant after the expiration of the required holding periods, the Company will not recognize taxable income, nor will it be entitled to any deduction from income by reason of the Participant’s purchase or disposition of the Common stock. In the event a Participant recognizes compensation income as a result of a disposition prior to the expiration of the required holding periods, the Company will be entitled to a corresponding deduction from its taxable income, subject to the deduction limitation imposed by Section 162(m) of the Code.

The foregoing summary of the effect of federal income taxation upon the Participant with respect to shares purchased under the ESPP does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax implications of a Participant’s death or the provisions of income tax laws of any municipality, state or foreign country in which the Participant may reside.

YOUR BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE THIRD AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

SHAREHOLDER PROPOSALS

No shareholder proposals were received by Corgenix for inclusion in this year’s Proxy Statement.  If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next annual meeting of shareholders, currently scheduled to be held on December 18, 2012, the proposal must be submitted in writing and received by the Corporate Secretary of Corgenix at its corporate offices located at 11575 Main Street, Suite 400, Broomfield, Colorado 80020, no later than August 9, 2012.

ANNUAL REPORT

Together with this Proxy Statement, the Company has distributed to each of our shareholders our Annual Report on Form 10-K for the year ended June 30, 2011, which includes the consolidated financial statements of the Company.  If you have not received a copy of our Form 10-K for the year ended June 30, 2011 we will send you a copy, without charge, upon written request to the Company at the address below.  The Annual Report on Form 10-K includes a list of exhibits filed with the Securities and Exchange Commission, but does not include the exhibits themselves.  If you wish to receive copies of the exhibits, we will send them to you.  Expenses for copying and mailing the exhibits will be your responsibility.  Please write to:

Corgenix Medical Corporation

11575 Main Street, Suite 400

Broomfield, Colorado 80020

Attention: William H. Critchfield

In addition, the Securities and Exchange Commission maintains an internet site at: http://www.sec.gov that contains information filed with them.

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE
ENVELOPE PROVIDED AS SOON AS POSSIBLE

APPENDIX A

CORGENIX MEDICAL CORPORATION
2011 INCENTIVE COMPENSATION PLAN

(As approved by the Board of Directors on August 30, 2011)

INTRODUCTION

Establishment.  Corgenix Medical Corporation, a Nevada corporation (hereinafter referred to as the “Company” except where the context otherwise requires), hereby establishes the 2011 Corgenix Incentive Compensation Plan (the “Plan”).

Purpose.  The purpose of the Plan is to attract and retain directors, officers, consultants and employees and to motivate such persons by relating incentive compensation to increases in stockholder value.

DEFINITIONS

Definitions.  The following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person.  A Person shall be deemed to control another Person for purposes of this definition if such Person possesses, directly or indirectly, the power (i) to vote the securities or other ownership interests having ordinary voting power to elect a majority of the board of directors of a corporation or other Persons performing similar functions for any other type of Person, or (ii) to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, as general partner, as trustee or otherwise.

“Award” means a grant made under this Plan in the form of Non-Statutory Options, Incentive Stock Options, Restricted Stock Awards and/or Other Stock-Based Awards.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time.

“Committee” shall mean the Board, or if one has been appointed, the Compensation Committee.

“Compensation Committee” means a committee consisting of at least two Non-Employee Directors (as defined in Rule 16b-3(i) under the 1934 act who are empowered hereunder to take actions in the administration of the Plan.  If the Stock is publicly traded, the Compensation Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Securities Exchange Act of 1934 (the “1934 Act”) as well § 162(m) of the Code.

“Effective Date” means the effective date of the Plan, September 7, 2011.

“Eligible Employees” means key employees (including, without limitation, officers and directors who are also employees) of the Company or any Affiliate thereof, upon whose judgment, initiative and efforts the Company is, or will be, important to the successful conduct of its business.

“Fair Market Value” means, if the Stock is not publicly traded, the value of the Stock as determined in good faith by the Committee after such consultation with outside legal, accounting and other experts as the Committee may deem advisable.  The Committee shall maintain a written record of its method of determining such value.  If the Stock is publicly traded, Fair Market Value means the officially quoted closing price of the Stock on the national exchange on which the Stock is traded on a particular date.  If there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions.  If the Stock is not listed for trading on a national exchange but nevertheless is publicly traded and reported (through the OTC Bulletin Board or otherwise), the Fair Market Value means the closing price of the Stock on any particular date.  If there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions.

“Incentive Stock Option” means any Option designated as such and granted in accordance with the requirements of § 422 of the Code.

“Non-Statutory Option” means any Option other than an Incentive Stock Option.

“Option” means a right to purchase Stock at a stated price for a specified period of time.

“Option Price” means the price at which shares of Stock subject to an Option may be purchased, determined in accordance with subsection 6.2(b).

“Other Stock Based Award” means a right, granted under Section 8 hereof, that relates to or is valued by reference to Shares.

“Participant” means an Eligible Employee, consultant or other independent advisor of the Company or an Affiliate designated by the Committee from time to time during the term of the Plan to receive one or more Awards under the Plan.

“Person” means any individual, partnership, joint venture, firm, company, corporation, association, trust or other enterprise or any government or political subdivision or any agent, department or instrumentality thereof.

“Plan Year” means each 12-month period coinciding the Company’s fiscal year except that for the first year of the Plan it shall begin on the Effective Date and extend to the end of the fiscal year of Company following the Effective Date.

“QDRO” shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1934, as amended, or the rules thereunder.

“Restricted Stock” shall mean shares of Stock granted under Section 7 that are subject to restrictions imposed pursuant to such Section.

“Share” means a share of Stock.

“Stock” means the common stock of the Company.

Gender and Number.  Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural

PLAN ADMINISTRATION

The Plan shall be administered by the Committee.  In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select Participants from among the Eligible Employees to whom Awards will be granted, the form of each Award, the amount of each Award and any other terms and conditions of each Award as the Committee may deem necessary or desirable and consistent with the terms of the Plan.  The Committee shall determine the form or forms of the agreements with Participants which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein.  The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency.  No member of the Committee shall be liable for any action or determination made in good faith, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.  The determination, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

STOCK SUBJECT TO THE PLAN

Number of Shares.  Initially, four (4) million Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary.  The Shares may be divided among the various Plan components as the Committee shall determine, and all of them shall be available for the grant of Incentive Stock Options under the Plan.  Shares which may be issued upon the exercise of Options shall be applied to reduce the maximum number of Shares remaining available for use under the Plan.  The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

Unused and Forfeited Stock.  Any Shares that are subject to an Award under this Plan which are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Option which expires or is terminated for any reason, any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 14.2 shall automatically become available for use under the Plan.  Notwithstanding the foregoing, any Shares used for full or partial payment of the purchase price of the Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 14.2 that were originally Incentive Stock Option Shares must still be considered as having been granted for purposes of deter-mining whether the limitation on Incentive Stock Option grants provided for in Section 4.1 has been reached.

Adjustments for Stock Split, Stock Dividend, Etc.  If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock or any similar corporate transaction or event as determined by the Committee, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence:  (i) the Shares as to which Awards may be granted under the Plan; and (ii) the Shares of Stock then included in each outstanding Option granted hereunder; provided, however, in each case, with respect to any Option, no such adjustment shall be authorized to the extent that such adjustment would cause the Option (determined as if the Option were an Incentive Stock Option) to violate Section 424(a) of the Code.

Other Changes in Stock.  In the event there shall be any change, other than as specified in Section 4.3, in the number or kind of outstanding Shares or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Committee shall in its discretion determine that such change equitably requires an adjustment in the number or kind of Shares subject to outstanding Awards or which have been reserved for issuance pursuant to the Plan but are not then subject to an Award, then such adjustments shall be made by the Committee and shall be effective for all purposes of the Plan and on each outstanding Award that involves the particular type of stock for which a change was effected.

General Adjustment Rules.  If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, the Company shall, in lieu of selling or otherwise issuing such fractional Share, pay to the Participant a cash sum in an amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share would otherwise have been issued.  In the case of any such substitution or adjustment affecting an Option, the total Option Price for the Shares then subject to an Option shall remain unchanged but the Option Price per share under each such Option shall be equitably adjusted by the Committee to reflect the greater or lesser number of Shares or other securities into which the Stock subject to the Option may have been changed.

Determination by Committee, Etc.  Adjustments under this Section 4 shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

PARTICIPATION

Participants in the Plan shall be those Participants who, in the judgment of the Committee, are performing, or during the term of their employment/service will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives.  Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee, and receipt of one such Award shall not result in automatic receipt of any other Award.  Written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto.  Each Participant shall enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties.  Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant.  In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

STOCK OPTIONS

Grant of Options.  Coincident with the following designation for participation in the Plan, a Participant may be granted one or more Options.  The Committee in its sole discretion shall designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Option.  The Committee may grant both an Incentive Stock Option and a Non-Statutory Option to the same Participant at the same time or at different times.  Incentive Stock Options and Non-Statutory Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

Option Agreements.  Each Option granted under the Plan shall be evidenced by a written stock option agreement which shall be entered into by the Company and the Participant to whom the Option is granted (the “Option Holder”), and which shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case.

Number of Shares.  Each stock option agreement shall state that it covers a specified number of Shares, as determined by the Committee.  Notwithstanding any other provision of the Plan, the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed

$100,000.  For this purpose, the Fair Market Value of the Shares shall be determined as of the time an Option is granted.

Price.  The price at which each Share covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the stock option agreement, but in no event shall the Option Price for each Share covered by an Option be less than the Fair Market Value of the Stock on the date the Option is granted.  In addition, the Option Price for each Share covered by an Incentive Stock Option granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the date the Option is granted.

Duration of Options.  Each stock option agreement shall state the period of time, determined by the Compensation Committee, within which the Option may be exercised by the Option Holder (the “Option Period”).  The Option Period must expire, in all cases, not more than seven years from the date an Option is granted.  Each stock option agreement shall also state the periods of time, if any, as determined by the Compensation Committee, when incremental portions of each Option shall vest.  Except as provided in Section 7, no portion of any Option shall vest earlier than one year after the date of grant of the Option.

Termination of Employment/Service, Death, Disability, Etc.  Except as otherwise determined by the Committee, each stock option agreement shall provide as follows with respect to the exercise of the Option upon termination of the employment/service or the death of the Option Holder:

If the employment/service of the Option Holder is terminated within the Option Period for cause, as determined by the Company, the Option shall thereafter be void for all purposes.  As used in this subsection 6.2(d), “cause” shall mean willful dishonesty towards, fraud upon or deliberate injury or attempted deliberate injury to the Company, misrepresentation or concealment of a material fact or circumstance for the purpose of or otherwise in connection with securing employment/service with the Company, breach of any limitations on the use or disclosure of confidential information or materials, conviction for a felony or a material breach of the Option Holder’s employment/service agreement with the Company.  The effect of this subsection 6.2(d)(i) shall be limited to determining the consequences of a termination, and nothing in this subsection 6.2(d)(i) shall restrict or otherwise interfere with the Company’s discretion with respect to the termination of any employee.

If the Option Holder dies, or if the Option Holder becomes disabled (within the meaning of Section 22(e) of the Code), during the Option Period while still employed, or within the 30 day period referred to in (iii) below, the Option may be exercised by those entitled to do so under the Option Holder’s will or by the laws of descent and distribution within twelve months following the Option Holder’s death or disability, but not thereafter.  In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder’s death or disability.

If the employment/service of the Option Holder by the Company is terminated (which for this purpose means that the Option Holder is no longer employed by the Company or by an Affiliate) within the Option Period for any reason other than cause, disability or the Option Holder’s death, the Option may be exercised by the Option Holder within 30 days following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter.  In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of termination of employment/service.

Transferability.  Each stock option agreement applicable to an Incentive Stock Option shall provide that the Option granted therein is not transferable by the Option Holder except by will or pursuant to the laws of descent and distribution, and that such Option is exercisable during the Option Holder’s lifetime only by him or her, or in the event of disability or incapacity, by his or her guardian or legal representative.  The Committee shall determine the extent, if any, to which Non-Statutory Options shall be subject to transferability and exercisability restrictions.

Exercise, Payments, Etc.

Each stock option agreement shall provide that the method for exercising the Option granted therein shall be by delivery to the Corporate Secretary of the Company (or his designee) of written notice specifying the number of Shares with respect to which such Option is exercised (which must be in an amount evenly divisible by 100) and payment of the Option Price.  Such notice shall be in a form satisfactory to the Committee and shall specify the particular Option (or portion thereof) which is being exercised and the number of Shares with respect to which the Option is being exercised.  The exercise of the Option shall be deemed effective upon receipt of such notice by the Corporate Secretary (or his designee) and payment to the Company.  The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below.  A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Option Holder.  If certificates representing Stock are used to pay all or part of the Option Price, separate certificates for the same number of Shares shall be issued by the Company and delivered to the Option Holder representing each certificate used to pay the Option Price, and an additional certificate shall be issued by the Company and delivered to the Option Holder representing the additional Shares, in excess of the Option Price, to which the Option Holder is entitled as a result of the exercise of the Option.

The Option Price shall be paid by any of the following methods or any combination of the following methods:

In cash;

By cashier’s check payable to the order of the Company;

By delivery to the Company of certificates representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the Option Price, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Option Holder for such minimum period of time as may be established from time to time by the Committee; For purposes of this Plan, the Fair Market Value of any Shares delivered in payment of the Option Price shall be the Fair Market Value as of the exercise date.  The exercise date shall be the delivery day of the certificates for the Stock used as payment of the Option Price; or

If the Stock is publicly traded, by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock necessary to pay the Option Price.

Withholding.

Non-Statutory Options.  Each stock option agreement covering Non-Statutory Options shall provide that, upon exercise of the Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by applicable federal and state income tax laws, including payment of such taxes through delivery of Stock or by withholding Stock to be issued under the Option, as provided in Section 14.

Incentive Stock Options.  In the event that a Participant makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of two years from the date on which the Incentive Stock Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Participant shall send written notice to the Company at its principal office (Attention: Corporate Secretary) of the date of such disposition, the number of Shares disposed of the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request.  The Participant shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable federal and state income tax laws.

Stockholder Privileges.  No Option Holder shall have any rights as a stockholder with respect to any Shares covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in Section 4.

RESTRICTED STOCK PROGRAM

Awards Granted.  Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Restricted Stock Awards consisting of Shares.  The number of Shares granted as a Restricted Stock Award shall be determined by the Committee.  Each Restricted Stock Award shall be evidenced by a written equity award agreement that shall be entered into by the Company and the Participant to whom the Award is granted.

Restrictions.  A Participant’s right to retain a Restricted Stock Award granted to such Participant under this Section shall be subject to such restrictions set forth in the equity award agreement, including but not limited to his or her continuous employment/service by the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, either on a forward looking basis or based on past performance, as may be established by the Committee with respect to such Award.  The Committee may in its sole discretion require different periods of employment/service or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the Shares constituting a Restricted Stock Award.

Privileges of a Stockholder.  Transferability.  A Participant shall have all voting, dividend, liquidation and other rights with respect to Shares in accordance with its terms received by him or her as a Restricted Stock Award under this Section 7 upon his or her becoming the holder of record of such Shares; provided, however, that the Participant’s right to sell, encumber or otherwise transfer such Shares shall be subject to the limitations of Section 10.2 hereof.

OTHER STOCK-BASED AWARDS

The Committee is authorized, subject to limitations under applicable law, to grant other types of equity-based or equity-related Awards (including without limitation the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee deems to be consistent with the purposes of the Plan.  Such Awards may entail the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.  Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Section shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

COMPLIANCE WITH SECTION 162(M) OF THE CODE

9.1                                 Performance-Based Exception.  To the extent the Committee determines that compliance with the performance-based exception under Section 162(m) of the Code (the “Performance-Based Exception”) is desirable with respect to an Award, this Section shall apply. Each Award that is intended to meet the Performance-Based Exception and is granted to a person the Committee believes is likely to be a covered employee within the meaning of Section 162(m) of the Code at the time such Award is settled shall comply with the requirements of the Performance-Based Exception; provided, however, that to the extent Section 162(m) of the Code requires periodic stockholder approval of performance measures, such approval shall not be required for the continuation of the Plan or as a condition to grant any Award hereunder after such approval is required. In addition, in the event that changes are made to Section 162(m) of the Code to permit flexibility with respect to the Award or Awards available under the Plan, the Committee may, subject to this Section, make any adjustments to such Awards as it deems appropriate.

9.2                                 Maximum Individual Limitation.  No Participant may be granted an Award in any calendar year with respect to more than 25% of the Shares reserved for issuance pursuant to Section 4.1; provided, however, that these Awards are subject to adjustment as provided in Section 4. In the case of a performance-based Award that is cash-denominated and for which the limitation set forth in the preceding sentence would not operate as an effective limitation under Section 162(m) of the Code, no Participant may be granted an Award in any calendar year authorizing the receipt of an amount that exceeds $5,000,000.

9.3                                 Performance Measures.  Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section, for Awards (other than Options) designed to qualify for the Performance-Based Exception, the objective performance measure(s) shall be chosen from among the following:  (i) earnings (either in the aggregate or on a per-share basis); (ii) net income (before or after taxes); (iii) operating income; (iv) cash flow; (v) return measures (including return on assets, equity, or sales); (vi) earnings before or after either, or any combination of, taxes, interest or depreciation and amortization; (vii) gross revenues; (viii) Share price (including growth measures and stockholder return or attainment by the Shares of a specified value for a specified period of time); (ix) reductions in expense levels in each case, where applicable, determined either on a Company-wide basis or in respect of any one or more business units; (x) net economic value; (xi) market share; (xii) operating profit; (xiii) costs; (xiv) operating and maintenance cost management and employee productivity; (xv) stockholder returns (including return on assets, investments, equity, or gross sales); (xvi) economic value added; (xvii) aggregate product unit and pricing targets; (xviii) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; (xix)

achievement of business or operational goals such as market share and/or business development; (xx) results of customer satisfaction surveys; and/or (xxi) debt ratings, debt leverage and debt service; provided that any of the foregoing performance measures may be applied on a pre- or post-tax basis; and provided further that the Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other grants, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss.

9.4                                 Establishment of Performance Goals.  For Awards intended to comply with the Performance-Based Exception, the Committee shall set the performance measures within the time period prescribed by Section 162(m) of the Code. The levels of performance required with respect to performance measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance measures may differ for Awards to different Grantees. The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. Any one or more of the performance measures may apply to the Grantee, a department, unit, division or function within the Company or any one or more Affiliates; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices) or relative to the past performance of the Company or a department, unit, division or function within the Company or any one or more Affiliates.

The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not (unless the Committee determines to amend the Award so that it no longer qualified for the Performance-Based Exception) be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward). The Committee may not, unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception, delegate any responsibility with respect to Awards intended to qualify for the Performance-Based Exception. All determinations by the Committee as to the achievement of the Performance Measure(s) shall be in writing prior to payment of the Award.

In the event that applicable laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

CHANGE IN CONTROL

Modification Upon Change in Control.  In the event of a change in control of the Company as defined in Section 10.2, then the Committee shall have the power and discretion to prescribe the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder.  By way of illustration, and not by way of limitation, the Committee may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Options (or the portion thereof that is currently exercisable) in cancellation thereof.  The Committee may provide that Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire.  Any such determinations by the Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants.

Definition.  For purposes of the Plan and unless otherwise provided in an Award agreement, a “change in control” shall be deemed to have occurred if (a) any “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or the current beneficial owners or their Affiliates are or become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than one-half of the voting power of the then outstanding voting stock of the Company; or (b) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than one-half of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

RIGHTS OF EMPLOYEES; PARTICIPANTS

Employment/Service.  Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment/service by the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment/service agreement to the contrary, at any time to terminate such employment/service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award.

Nontransferability.  Awards under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such Awards have been exercised, or the Shares underlying such Awards have been issued, and all restrictions applicable to such Shares have lapsed.

During the lifetime of the Participant, only he may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO.  After the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

GENERAL RESTRICTIONS

Investment Representations.  The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Stock under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Option or the Award for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.  Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

Compliance with Securities Laws.  Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee.  Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

Stock Restriction Agreement.  The Committee may provide that Shares issuable upon the exercise of an Option or grant of any Award shall, under certain conditions, be subject to restrictions whereby the Company has a right to prohibit the transfer of such Shares, a right of first refusal with respect to such Shares and/or a right or obligation to repurchase all or a portion of such Shares, which restrictions may survive a Participant’s term of employment/service with the Company.

OTHER EMPLOYEE BENEFITS

The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant or vesting of any other Award shall not constitute “earnings” with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

PLAN AMENDMENT, MODIFICATION AND TERMINATION

The Committee may at any time terminate, and from time-to-time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that either stockholder and/or Board approval is otherwise necessary or desirable.  Further, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the Shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 4, no Option may be granted (or payment made) in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

No amendment, modification or termination of the Plan shall in any manner adversely affect any Awards theretofore granted under the Plan, without the consent of the Participant holding such Awards.

WITHHOLDING

Withholding Requirement.  If applicable, the Company’s obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Participant’s satisfaction of all applicable federal, state and local income and other tax withholding requirements.

Withholding With Stock.  At the time the Committee grants an Award, it may, in its sole discretion, grant the Participant an election to pay all amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from Shares otherwise issuable to the Participant, Shares having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant.  All elections shall be subject to the approval or disapproval of the Committee.  The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the “Tax Date”).  Any such elections by Participants to have Shares withheld for this purpose will be subject to the following restrictions:

All elections must be made prior to the Tax Date.

All elections shall be irrevocable.

If the Participant is an officer or director of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934 (“Section 16”), the Participant must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

BROKERAGE ARRANGEMENTS

The Committee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of shares acquired upon exercise of Stock Options, including, without limitation, arrangements for the simultaneous exercise of Stock Options and sale of the Shares acquired upon such exercise,

NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term Compensations.

REQUIREMENTS OF LAW

Requirements of Law.  The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

Federal Securities Law Requirements.  If, and to the extent, required by law, if a Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the 1934 Act, to qualify the Award for any exception from the provisions of Section 16(b) of the 1934 Act available under that Rule.  Such conditions are hereby incorporated herein by reference and shall be set forth in the agreement with the Participant which describes the Award.

Compliance with Section 409A of the Code.  To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

Governing Law.  The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

DURATION OF THE PLAN

The Plan shall terminate at such time as may be determined by the Board of Directors, and no Award shall be granted after such termination.  If not sooner terminated under the preceding sentence, the Plan shall fully cease and expire at midnight on that date which is the date immediately preceding the fifth anniversary of the date of adoption of the Plan.  Awards outstanding at the time of the Plan termination may continue to be exercised or earned in accordance with their terms.

CONFLICT IN TERMS

In the event that there is a conflict between the terms of this Plan and any Stock Option granted pursuant to this Plan and/or any Repurchase Agreement executed in connection with this Plan, the terms of this Plan shall control.

[Signature page to follow]

CORGENIX MEDICAL CORPORATION, a Nevada corporation

By:

Douglass T. Simpson
President and CEO

APPENDIX B

CORGENIX MEDICAL CORPORATION

THIRD AMENDED AND RESTATED

EMPLOYEE STOCK PURCHASE PLAN

I.                                         Purpose

The Corgenix Medical Corporation Third Amended and Restated Employee Stock Purchase Plan (the “Plan”) is intended to provide eligible employees of Corgenix Medical Corporation, a Nevada corporation (the “Company”) with an opportunity to acquire a proprietary interest in the Company through their participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).  This Plan document is effective January 1, 2012 (the “Effective Date”).

II.                                     Administration

(a)                                  Plan Administrator.  The Plan shall be administered by the board of directors of the Company (the “Board”), which may from time to time delegate all or part of its authority to a committee (the “Committee”) composed of at least two members of the Board, all of whom shall be Non-Employee Directors.  A Non-Employee Director is a director who meets the definition of Non-Employee Director under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).  References herein to the Plan Administrator refer to the Board or, to the extent the Board delegates its authority to the Committee, to the Committee.  The Plan Administrator shall have full authority to administer the Plan, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Section 423 of the Code.  The Plan Administrator may delegate to an agent or agents any of its responsibilities under the Plan except its responsibilities to establish the number of shares available for purchase by employees during any purchase period, the maximum and minimum percentage of base compensation to be paid by any single employee for the purchase of stock during any of the periods and its authority to construe and interpret the provisions of the Plan.

(b)                                 Actions of Plan Administrator.  All actions taken and all interpretations and determinations made by the Plan Administrator in good faith (including determinations of fair market value) shall be final and binding upon all Participants, the Company and all other interested persons.  No member of the Plan Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Plan Administrator shall, in addition to their rights as Directors, be fully protected by the Company with respect to any such action, determination or interpretation.

III.                                 Purchase Periods

Unless otherwise determined by the Plan Administrator, a purchase period shall commence on the first day of each calendar quarter and shall terminate on the last day of each such quarter.  The initial quarterly purchase period shall commence on the Effective Date of the Plan  The Plan Administrator may, from time to time, establish purchase periods with differing commencement dates and durations.  In no event, however, shall a purchase period extend beyond 27 months.

IV.                                 Eligibility and Participation

(a)                                  Every employee of the Company who, on the commencement date of the purchase period, is employed on a basis which customarily requires not less than 20 hours of service per calendar week is eligible to participate in the Plan during a purchase period.  The Company’s employment classification of an individual as an eligible or non-eligible employee/independent contractor shall be binding and conclusive for all purposes.

(b)                                 An eligible employee may become a Participant in the Plan for a particular purchase period by completing the enrollment forms (the “Enrollment Forms”) prescribed by the Plan Administrator and filing such forms prior to the commencement date of the purchase period with the person designated by the Plan Administrator.  No Enrollment Forms will be accepted from an individual who is not on the active payroll of the Company on the filing date, unless such individual is temporarily off the payroll by reason of illness, vacation, jury duty or other employer-approved absence.

V.                                     Stock Subject to Plan

(a)                                  Common Stock.  The stock which is purchasable by Participants shall be the Company’s authorized but unissued or reacquired Common Stock, par value $.00l per share (the “Common Stock”).  In order to have shares available for sale under the Plan, the Company may repurchase shares of Common Stock on the open market, issue authorized but unissued stock or otherwise.  The maximum number of shares which may be sold to employees during any single purchase period shall be established by the Plan Administrator prior to the beginning of the purchase period; provided however, that the total number of shares which may be sold to employees throughout the entire duration of the Plan shall not exceed five hundred thousand (500,000) shares subject to adjustment under subparagraph (b) below.

(b)                                 Changes in Capital Structure.  In the event any change is made to the Common Stock purchasable under the Plan (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend in excess of 10% at any single time, stock split, combination of shares, exchange of shares, changes in corporate structure or otherwise), then appropriate adjustments shall be made to the maximum number of shares purchasable under the Plan, the maximum number of shares purchasable under any right to purchase stock outstanding under the Plan, and the number of shares and price per share of stock subject to rights to purchase stock outstanding under the Plan.

VI.                                 Purchase of Common Stock

(a)                                  Right to Purchase.  An eligible employee who becomes a Participant for a particular purchase period shall have the right, as of the beginning of the purchase period, to purchase Common Stock upon the terms and conditions set forth below.

(b)                                 Price Per Share.  Except as provided in Section VI(i), the purchase price per share shall be 85 percent of the fair market value of a share of Common Stock on the commencement date of the purchase period.  If the Common Stock is not traded publicly, the fair market value of a share of Common Stock on any date shall be determined, in good faith, by the Plan Administrator after consultation with outside legal, accounting or other experts as the Plan Administrator may deem advisable, and the Plan Administrator shall maintain a written record of its method of determining such value.  If the Common Stock is traded publicly, fair market value shall be determined based on the officially quoted closing price of the Common Stock on the national exchange on which the Common Stock is traded on a particular date.  If there are no Common Stock transactions on such date, the fair market value shall be determined as of the immediately preceding date on which there were Common Stock transactions.  If the Common Stock is not listed for trading on a national exchange but nevertheless is publicly traded and reported (through the OTC Bulletin Board or otherwise), the fair market value shall be determined based on the closing price of the Common Stock on any particular date.  If there are no Common Stock transactions on such date, the fair market value will be determined as of the immediately preceding date on which there were Common Stock transactions.

(c)                                  Total Purchase Price.  Each Participant shall, for any purchase period, have the right to purchase Common Stock with a total purchase price equal to a designated percentage of the Participant’s Compensation.  A “Participant’s Compensation” for a particular purchase period shall be the amount of the Participant’s base salary or wages, and overtime pay but excluding bonuses and other incentive payments, that is payable to the Participant at any time or from time to time during the purchase period.  Each Participant shall designate in his or her Election Form the whole percentage of his or her Compensation the Participant wishes to pay for the purchase of stock for the particular purchase period, subject to the provisions set forth below which shall be uniformly applied to all Participants in a particular purchase period:

(i)                                     The maximum percentage of a Participant’s Compensation which may be paid for the purchase of stock in a particular purchase period shall be ten percent (10%); provided, however, that the Plan Administrator shall establish prior to the beginning of the purchase period a maximum number of shares (subject to adjustment under Section V(b)) that may be purchased during the purchase period by each Participant.

(ii)                                  The minimum percentage of a Participant’s Compensation which may be paid for the purchase of stock in a particular purchase period shall be one percent (1%).

(iii)                               No right to purchase shares under the Plan shall be granted to an employee if such employee would, immediately after the grant, own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company as defined in Section 424(f) of the Code.  An employee’s stock ownership shall be determined under Section 424(d) of the Code and stock which an employee may purchase under any outstanding options shall be treated as stock owned by the employee.

Notwithstanding the provisions of paragraphs (i) and (ii), above, the Plan Administrator may, in its discretion, establish any other maximum and minimum percentages of Compensation to be paid for stock under the Plan.

(d)                                 Allocation of Available Shares.  Should the total number of shares of Common Stock which may be purchased under the purchase agreements of all Participants for a particular purchase period exceed the number of shares available for sale under the Plan, then the Plan Administrator shall make a pro rata allocation of the available shares and shall notify each Participant of such allocation.

(e)                                  Payment.  Payment of the purchase price for stock under the Plan shall be effected by means of payroll deductions, which shall begin with the first pay period which occurs coincident with or immediately following the commencement date of the relevant purchase period and shall terminate with the last pay period which occurs on or prior to the last day of the purchase period.  Each payroll deduction shall be an amount equal to the percentage of the Compensation included in that payroll payment that was designated by the Participant in the Participant’s Enrollment Form.

(f)                                    Termination of Right to Purchase.  A Participant may, at any time prior to the last day of the purchase period, terminate his or her right to purchase stock under the Plan by notifying the Plan Administrator or its delegate in writing.  Any amounts deducted from the Participant’s pay or otherwise collected from the Participant by reason of his or her participation in the Plan for such purchase period shall be refunded, and no further amounts will be collected from the Participant (by payroll deduction or otherwise) during the remainder of the purchase period.  A Participant’s termination of his or her right to purchase shall be irrevocable with respect to the purchase period to which it pertains.

(g)                                 Termination of Employment.  If a Participant ceases to be an employee of the Company for any reason (including death or retirement) during a purchase period, the Participant or the Participant’s personal representative may either

(i)                                     receive a stock certificate for the number of shares of Common Stock paid for pursuant to payroll deductions made on behalf of the Participant during the purchase period up to the day prior to the date of the Participant’s cessation of employment; or

(ii)                                  receive a cash refund of all sums previously collected from the Participant during the purchase period.

Any election provided by this Section VI(g) shall be exercisable only during the 30-day period following the date of the Participant’s cessation of employment (but in no event later than the last date of the purchase period), and the underlying right to purchase stock under the Plan shall terminate upon the exercise of such election.  If a Participant or the Participant’s personal representative fails to make a timely election under this Section VI(g), the Company shall treat such failure as an election to exercise alternative (ii).

(h)                                 Exercise.  Each right to purchase stock under the Plan other than a right to purchase stock which has been accelerated under the Plan or which has been previously terminated under the Plan shall be exercised automatically on the last day of the purchase period.  Promptly after the date of exercise of any right to purchase stock under the Plan, the Participant, or his or her nominee, shall be issued a stock certificate for the whole number of shares for which the Participant’s right to purchase has been exercised.  Not more than one certificate shall be issued pursuant to the exercise of any right to purchase stock under the Plan.  Any excess of the amount previously collected during the purchase period over the purchase price of the issued shares shall be promptly refunded or left on deposit for the ensuing quarterly period.

(i)                                     Reduction of Purchase Price.  If the fair market value of a share of Common Stock on the last day of the purchase period is less than the fair market value of such share on the commencement date of the purchase period, then the purchase price per share under the Plan on the last day of the purchase period shall be reduced to 85 percent (85%) of the fair market value of such share on the last day of the purchase period.  Each right to purchase stock under the Plan not previously exercised or terminated shall be automatically exercised on the last day of the purchase period for the number of whole shares obtained by dividing the sum on deposit from the Participant (and not refunded) by the purchase price per share determined under this Section VI(i), but in no event shall any right to purchase stock under the Plan be exercised for more than the specified number of shares, if any, (subject to adjustment under Section V(b)) established by the Plan Administrator pursuant to Section VI(c)(i) prior to the beginning of the purchase period, and the balance shall be at the sole option of the Company promptly refunded or left on deposit for the ensuing quarterly period.  For example, if a Participant has $1,000.00 on account and the Company’s stock price pursuant to this paragraph is determined to be $0.68, then one thousand four hundred seventy (1,470) shares will be issued ($1,000.00 divided by $0.68) and $0.40 will be left on deposit or refunded as herein stated.

(j)                                     Rights as Shareholder.  A Participant shall have no rights as a shareholder with respect to shares subject to a right to purchase stock granted under the Plan until such right to purchase is exercised.  No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of exercise.

(k)                                  Assignability.  No right to purchase stock granted under the Plan shall be assignable or transferable by a Participant other than by will or by the laws of the descent and distribution, and during the lifetime of the Participant such rights to purchase stock shall be exercisable only by the Participant.

(l)                                     Accrual Limitations.  No Participant shall be entitled to accrue rights to purchase stock under this Plan which, when aggregated with purchase rights accruable by him under other qualified employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company (as defined in Section 424(f) of the Code), would permit such Participant to purchase more than $25,000 worth of Common Stock (determined on the basis of the fair market value of such Common Stock on the date the Participant accrues purchase rights under the Plan) for each calendar year such purchase rights are at any time outstanding.

(m)                               Merger or Liquidation of Company.  In the event the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of sale, merger, reorganization or liquidation, each participant may either

(i)                                     receive a stock certificate for the number of shares of Common Stock paid for pursuant to payroll deductions made on behalf of the Participant during the purchase period up to the day prior to the date of such transaction; or

(ii)                                  receive a cash refund of all sums previously collected from the Participant during the purchase period.

(n)                                 No Interest.  No interest shall be paid on any monies refunded to Participants pursuant to the provisions of this Plan.

(o)                                 Withholding.  The Company may withhold any taxes required by any law or regulation of any governmental authority, whether federal, state or local, in connection with the purchase of stock under the Plan or the sale of such stock that is not held for at least two years after the beginning of the purchase period during which the stock was purchased.  Such withholding may include all or any portion of any payment or other compensation payable to the Participant, unless the Participant reimburses the Company for such amount.

VII.                             Amendment

The Board may from time to time alter, amend, suspend or discontinue the Plan; provided, however, that no such action shall adversely affect rights and obligations with respect to rights to purchase stock at the time outstanding under the Plan; and provided, further, that no such action of the Board may, without the approval of the shareholders of the Company, increase the number of shares subject to the Plan or the maximum number of shares for which a right to purchase stock under the Plan may be exercised (unless necessary to effect the adjustments required by Section V(b)), extend the term of the Plan, alter the per share purchase price formula so as to reduce the purchase price per share specified in the Plan otherwise materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.  Furthermore, the Plan may not, without the approval of the shareholders of the Company, be amended in any manner which will cause the Plan to fail to meet the requirements of an “employee stock purchase plan” under Section 423 of the Code.

VIII.                         Effective Date

This Plan was originally approved by the Board and became effective on February 1, 1999, and was approved by the Company’s Shareholders on January 26, 2000.  The Amended and Restated Employee Stock Purchase Plan was approved by the Board and became effective on October 1, 2002, and was approved by the Company’s Shareholders on December 11, 2002. The Second Amended and Restated Employee Stock Purchase Plan was approved by the Board and became effective on February 20, 2007, and was approved by the Company’s Shareholders on April 26, 2007.  The Third Amended and Restated Employee Stock Purchase Plan was approved by the Board on August 30, 2011, but effective January 1, 2012, and subject to the approval of the Company’s shareholders.

Corgenix Medical Corporation

By:	Douglass T. Simpson
President and CEO

CORGENIX MEDICAL CORPORATION IMPORTANT ANNUAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card V PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A PROPOSALS THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, AND 4. 1. ELECTION OF DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED. NOMINEES: For Withhold For Withhold For Withhold 2. RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2012. 4. APPROVAL OF THE CORGENIX MEDICAL CORPORATION THIRD AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN. 1:1 Non-Voting Items Change of Address Please print new address below. For Against Abstain 3. APPROVAL OF THE CORGENIX MEDICAL CORPORATION 2011 INCENTIVE COMPENSATION PLAN. For Against Abstain Authorized Signatures This section must be completed for your vote to be counted. Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) Please print date below. Signature 1 Please keep signature within the box. Signature 2 Please keep signature within the box. 1 UPX CONX1 126165 ADMIN BLANKS I 12112610/000001/000001/i 01 - Dr. Luis R. Lopez  04 - Dennis Walczewski 07 - Bruce A. Huebner 02 - Douglass T. Simpson 05 - Stephen P. Gouze 03 - Robert Tutag 06 - David Ludvigzon

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and 10-K are available at: www.edocumentview.com/CONX PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — CORGENIX MEDICAL CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Douglass T. Simpson, President and Chief Executive Officer, as proxy with the power to appoint his substitutes and hereby authorizes him to represent and vote, as designated below, all of the shares of stock of Corgenix Medical Corporation held by the undersigned as of December 1, 2011 at the Annual Meeting of Stockholders to be held on January 17, 2012 at 9:00 A.M., Mountain Time, at 11575 Main Street, Suite 400, Broomfield, Colorado 80020, or any adjournment thereof, with like effect as if the undersigned were personally present and voting upon the matters specified on the reverse side. THIS PROXY IS REVOCABLE AND WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement furnished herewith. [Continued on Reverse]